2

      As filed with the Securities and Exchange Commission on July 18, 2007
                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-22098

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933          [X]
                           PRE-EFFECTIVE AMENDMENT NO.            [ ]
                          POST-EFFECTIVE AMENDMENT NO.            [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940           [X]
                                  AMENDMENT NO.                   [ ]
                        (CHECK APPROPRIATE BOX OR BOXES)

                     FEDERATED ENHANCED TREASURY INCOME FUND
                     ---------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

            5800 CORPORATE DRIVE, PITTSBURGH, PENNSYLVANIA 15237-7000
            ---------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (412) 288-1900

                           PETER J. GERMAIN, ESQUIRE,
         FEDERATED INVESTORS TOWER, PITTSBURGH, PENNSYLVANIA 15222-3779
         --------------------------------------------------------------
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                              MARK P. GOSHKO, ESQ.
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                          STATE STREET FINANCIAL CENTER
                               ONE LINCOLN STREET
                           BOSTON, MASSACHUSETTS 02111

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

      It is proposed that this filing will become effective (check appropriate box):
         [ ] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===========================================================================================================================
                                                                    PROPOSED            PROPOSED
                                              AMOUNT BEING          MAXIMUM              MAXIMUM             AMOUNT OF
                                               REGISTERED           OFFERING            AGGREGATE        REGISTRATION FEES
  TITLE OF SECURITIES BEING REGISTERED            (1)            PRICE PER UNIT    OFFERING PRICE (1)          (1)(2)
                                                                      (1)
---------------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest,
$0.01 par value                                                      $20.00                                    $30.70

===========================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of
    1933.
(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

                                              ------------------------------------



      THE  REGISTRANT  HEREBY  AMENDS THIS  REGISTRATION  STATEMENT  ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS
EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH  SPECIFICALLY  STATES THIS REGISTRATION  STATEMENT
SHALL  THEREAFTER  BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION
STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JULY 18, 2007

PROSPECTUS                                                                (LOGO)
-----------

                        FEDERATED ENHANCED TREASURY INCOME FUND
                                     COMMON SHARES
                                   $20.00 PER SHARE

                                   ________________


   INVESTMENT OBJECTIVES. Federated Enhanced Treasury Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund's investment objectives will be achieved.

   PORTFOLIO MANAGEMENT STRATEGIES. Under normal market conditions, the Fund's investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the "Core Portfolio"); (2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the "Option Strategy"); and (3) actively managing the duration of the Fund's portfolio in an attempt to generate additional returns versus the Lehman U.S. Treasury Index (the "Duration Strategy"). In managing the Core Portfolio, the Adviser believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Lehman U.S. Treasury Index (the "Treasury Index"). (CONTINUED ON INSIDE FRONT COVER)

   BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR COMMON SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING.

                                ________________

   INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS AND SHOULD NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM. RISKS ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE OF THIS PROSPECTUS.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ________________


                                                    Per Share        Total(3)
                                                    ---------        -----
  Public offering price..........................$                      $
  Sales load(1)..................................$                      $
  Estimated offering expenses....................$                      $
  Proceeds, after expenses, to the Fund(2).......$                      $

(1) The Fund will pay the Underwriters $- per Common Share as a partial reimbursement for expenses incurred in connection with this offering. Federated Investment Management Company ("FIMC" or the "Adviser"), the Fund's Adviser, (and not the Fund) will pay certain additional compensation to certain qualifying Underwriters, including, , and . See "Underwriting." The Fund's Adviser (and not the Fund) will pay for services provided pursuant to an agreement between [ ] and the Fund's Adviser. See "Underwriting." The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the common shares offered hereby.

(2) In addition to the sales load, the Fund will pay offering expenses of up to $ per share, estimated to total $ , which will reduce the "Proceeds to the Fund" (above). The Adviser or an affiliate has agreed to pay the amount by which the aggregate of all the Fund's offering costs (other than sales loads) exceeds $ per share. The Adviser, or an affiliate, has agreed to reimburse all Fund organizational costs.

(3) The Underwriters may also purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be $ , % , $ , and $ , respectively.

     The Underwriters expect to deliver the common shares to purchasers on or about , 2007.

     You  may  download  free  of  charge  copies  of the  Fund's  statement  of additional  information  and most  recent  annual  and  semi-annual  reports  at
www.federatedinvestors.com          , 2007

  (continued from previous page)
     Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities. For purposes of the Fund's 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities, including U.S. Government mortgage-backed securities.

     The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on the value of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis on at least 50% to 80% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially [and under most market circumstances] that approximately 80% of the value of the Fund's holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the value of the securities underlying such options does not exceed the value of the Fund's portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.

     The Fund will also seek to generate total return through the Adviser's active management of the Core Portfolio based on the Adviser's assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser's views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund's Duration Strategy will involve actively managing the duration of the Fund's portfolio by extending or shortening overall portfolio duration based on the Sub-Adviser's assessment of the interest rate environment. The Fund will adjust overall portfolio duration by up to 5 years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) in accordance with the Sub-Adviser's assessment. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Sub-Adviser. There are no assurances that the Adviser or Sub-Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.

  ADVISER AND SUB-ADVISER. The Fund's investment adviser is Federated Investment Management Company ("FIMC" or the "Adviser"). As of May 31, 2007, FIMC and its affiliates managed approximately $250 billion. FIMC has engaged Dix Hills Partners, LLC ("Dix Hills" or the "Sub-Adviser") as a sub-adviser to the Fund. As of May 31, 2007, Dix Hills managed approximately $500 million in overall assets. FIMC will be responsible for the Fund's overall investment program, structuring and actively managing the Fund's Core Portfolio, developing and monitoring the Option Strategy, executing transactions to implement the Fund's Duration Strategy in accordance with the of the Sub-Adviser, providing consultation to the Sub-Adviser and supervising the performance of the Sub-Adviser. Dix Hills will be responsible for providing advice with respect to the Fund's Duration Strategy.

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. Copies of the Fund's semi-annual and annual reports may be obtained without charge by writing to the Fund at its address at 5800 Corporate Drive Pittsburgh, PA 15237-7000 or by calling the Fund at 1-800-341-7400. Copies of the Fund's semi-annual and annual reports may also be obtained without charge at www.federatedinvestors.com. In addition, the Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the annual and semi-annual reports and other information regarding registrants that file electronically with the Securities and Exchange Commission.

  EXCHANGE LISTING.  The Fund  has  applied  for listing of its Common Shares on
the New York Stock Exchange under the symbol "[   ]."

  The Adviser believes that the Fund may be an appropriate investment vehicle for investors seeking the potential for current income and capital appreciation.

  A Statement of Additional Information dated             , 2007 has been  filed
with the Securities and Exchange Commission and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the
Statement of Additional Information is located at page       of this prospectus.
This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials: at the Securities Exchange

Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the Securities Exchange Commission's internet site (http://www.sec.gov); upon payment of copying fees by writing to the Securities Exchange Commission's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is 5800 Corporate Drive Pittsburgh, PA 15237-7000.

  The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition and results of operations may have changed since the date of this prospectus.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

 Prospectus Summary...........................................................
 Summary of Fund Expenses.....................................................
 The Fund.....................................................................
 Use of Proceeds..............................................................
 Investment Objectives and Policies...........................................
 Risk Factors.................................................................
 Management of the Fund.......................................................
 Distributions................................................................
 Federal Income Tax Matters...................................................
 Dividend Reinvestment Plan...................................................
 Description of Capital Structure.............................................
 Underwriting.................................................................
 Custodian and Transfer Agent.................................................
 Legal Opinions...............................................................
 Reports to Shareholders......................................................
 Independent Registered Public Accounting Firm................................
 Additional Information.......................................................
 Table of Contents for the Statement of Additional Information................
 The Fund's Privacy Policy....................................................
                           __________________________

   Until                    , 2007 (25 days after the date of this  Prospectus),
all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

   This is only a summary. This summary may not contain all of the information that you should consider before investing in the Federated Enhanced Treasury Income Fund's common shares. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Investment Objectives and Policies" and "Risk Factors."


THE FUND................................          Federated  Enhanced  Treasury  Income Fund (the "Fund") is a
                                                  newly   organized,   diversified,    closed-end   management
                                                  investment company. The Fund's investment  objectives are to provide  current  income,  with total  return as a secondary objective.  No  assurance  can  be  given  that  the  Fund's investment objectives will be achieved.


THE OFFERING............................          The  Fund  is  offering  [ ]  common  shares  of  beneficial interest,  par value $0.01 per share at an initial  offering price of $20.00  per share  through a group of  underwriters led by [ ] The  common  shares of  beneficial  interest  are called  "Common  Shares."  You must  purchase  at least  100 shares of Common Shares. The underwriters may purchase up to an  additional  [ ] shares of Common  Shares  within 45 days from the date of this prospectus to cover overallotments, if any. The Fund will pay all of its  offering  costs up to and including  $[ ]  per  Common  Shares.  Federated  Investment
                                                  Management   Company  (the  "Adviser")  has  agreed  to  pay
                                                  organizational  expenses and offering  costs (other than the
                                                  sales  load)  that  exceed  $[  ]  per  Common  Share.   See
                                                  "Underwriting."

INVESTMENT OBJECTIVES AND STRATEGIES....          The Fund's  investment  objectives  are to  provide  current income,  with  total  return as a  secondary  objective.  No assurance can be given that the Fund's investment objectives will be achieved.

                                                  Under  normal  market  conditions,   the  Fund's  investment
                                                  program  will consist  primarily of (1) actively  managing a portfolio of U.S.  Treasury  securities and U.S.  Government
                                                  Agency  securities  that  pay  interest  in  an  attempt  to generate current income (the "Core Portfolio");  (2) selling call options on a continuous  basis on individual or baskets of U.S.  Treasury  securities  and  U.S.  Government  Agency securities  and/or  options  on  futures  on  U.S.  Treasury securities  and  U.S.  Government  Agency  securities  in an attempt to generate gains from option  premiums (the "Option
                                                  Strategy");  and (3)  actively  managing the duration of the
                                                  Fund's  portfolio  in  an  attempt  to  generate  additional returns versus the Lehman U.S. Treasury Index (the "Duration
                                                  Strategy").  In  managing  the Core  Portfolio,  the Adviser believes the Fund has the potential for further  incremental
                                                  income    enhancement   and   total   return   through   the
                                                  implementation of yield curve strategies based on changes in the slope of the U.S.  Treasury  yield curve.  The Fund will use  each of  these  strategies  in an  attempt  to  achieve overall  portfolio  returns  that  exceed  the total  return performance of the Lehman U.S. Treasury Index (the "Treasury
                                                  Index").

                                                  Under  normal  market   conditions  and  after  the  initial
                                                  investment  period  of  up  to  approximately  three  months following completion of this offering,  the Fund will invest at least 80% of its net assets in U.S. Treasury  securities.
                                                  The Fund may  invest up to 20% of its  total  assets in U.S.
                                                  Government  Agency  securities,  including  U.S.  Government mortgage-backed  securities.  For purposes of the Fund's 80%
                                                  policy,  U.S. Treasury  securities are direct obligations of the U.S. Treasury  including U.S. Treasury notes,  bills and bonds and do not include U.S.  Government Agency securities.
                                                  U.S.   Government  Agency   securities,   as  used  in  this
                                                  prospectus, include debt securities issued and/or guaranteed as to principal  and interest by U.S.  Government  agencies,
                                                  U.S.  Government  sponsored  enterprises and U.S. Government instrumentalities  that are not  direct  obligations  of the
                                                  United  States.  These  securities  may not be backed by the full faith and credit of the United States. U.S. Government-
                                                  sponsored enterprises and instrumentalities are not agencies of the  U.S.  Government.  See  "Investment  Objectives  and
                                                  Policies  -  Primary  Investment  Types  -  U.S.  Government
                                                  Securities and U.S. Government Agency Securities."

                                                  The Fund will seek to generate  current earnings by actively managing the Core Portfolio through securities selection and
                                                  sector   allocations  within  the  U.S.  Treasury  and  U.S.
                                                  Government Agency security asset classes. The Fund will also seek  current  earnings  through  the Option  Strategy.  The
                                                  Adviser will  implement  the Option  Strategy by employing a strategy of writing (selling) call options and/or options on futures  of U.S.  Treasury  securities  and U.S.  Government
                                                  Agency  securities  and index  call  options on the value of
                                                  U.S.   Treasury   securities  and  U.S.   Government  Agency
                                                  securities.  The Fund  expects  to sell  these  options on a continuous  basis on at least 50% to 80% of the value of its holdings of U.S.  Treasury  securities  and U.S.  Government
                                                  Agency  securities.  The Fund intends  initially  [and under most market  circumstances]  that  approximately  80% of the value of the Fund's holdings of U.S. Treasury Securities and
                                                  U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such  that  the  value  of the  securities  underlying  such options  does not exceed the value of the Fund's  portfolio.
                                                  While  the Fund  will  receive  premiums  under  the  Option
                                                  Strategy,  the Fund gives up any  potential  increase in the value of the securities  above the exercise price  specified in the written call option  through the  expiration  date of the call option.

                                                  The Fund will also seek to generate total return through the
                                                  Adviser's  active  management of the Core Portfolio based on the Adviser's  assessment of the U.S.  Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total  return  performance  of the Treasury  Index.  The
                                                  Adviser will actively manage the Core Portfolio based on the
                                                  Adviser's views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio  based on these
                                                  assumptions.   Within  the   constraints  of  its  permitted
                                                  duration range,  the Fund will seek to add additional  total return by allocating securities in the Core Portfolio across the yield  curve in  anticipation  of  changes  in the yield curve. The yield curve allocation  decision is predicated on a number of factors that the Adviser will assess,  including expectations  of  Federal  Reserve  activity,  forecasts  of inflation  rates and term  premiums,  and various  technical factors.  Additionally,  the Fund's  Duration  Strategy will
                                                  involve  actively   managing  the  duration  of  the  Fund's
                                                  portfolio  by  extending  or  shortening  overall  portfolio duration  based  on  the  Sub-Adviser's  assessment  of  the interest  rate  environment.  The Fund will  adjust  overall portfolio  duration  by up to 5 years  above  or  below  the current duration level of the Treasury Index through the use of derivative  instruments  (such as interest rate swaps and futures on U.S. Treasury  securities) in accordance with the
                                                  Sub-Adviser's assessment.  The goal of the Duration Strategy is to  generate  returns  in  excess of the  Treasury  Index through the  reduction or  extension  of interest  rate risk based  on the  opinion  of  the  Sub-Adviser.  There  are no assurances  that the Adviser or  Sub-Adviser  will correctly anticipate  changes in the yield curve or interest  rates in
                                                  implementing   the  yield  curve   strategies  and  Duration
                                                  Strategy, which may have a negative effect on Fund returns.

INVESTMENT SELECTION STRATEGIES.........          THE CORE  PORTFOLIO.  The Adviser will  actively  manage the
                                                  Core  Portfolio  through  securities  selection  and  sector allocations  within  the U.S  Treasury  and U.S.  Government

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
                                                  Agency  security asset classes.  The yield curve  strategies will involve  actively  managing the Core Portfolio based on the  Adviser's  views of  changes  in the  slope of the U.S.
                                                  Treasury yield curve and adjusting the Core Portfolio  based on these assumptions.

                                                  U.S.  Government   securities,   including  U.S.  Government
                                                  mortgage-backed  securities,  in which  the Fund may  invest include (1) U.S. Treasury obligations, which differ in their interest  rates,  maturities and times of issuances such as:
                                                  U.S.  Treasury bills  (maturities of one year or less), U.S.
                                                  Treasury  notes  (issued with  maturities of one year to ten years) and U.S.  Treasury  bonds  (generally  maturities  of greater  than  ten  years)  and (2)  obligations  issued  or guaranteed by U.S. Government agencies and instrumentalities which are  supported by any of the  following:  (a) the full faith and credit of the U.S. Treasury,  (b) the right of the issuer to borrow an amount  limited  to a  specific  line of credit from the U.S. Treasury,  (c) discretionary  authority of the U.S.  Government to purchase  certain  obligations of the U.S.  Government  agency or  instrumentality  or (d) the credit of the agency or  instrumentality.  The Fund may also invest in other securities or agreements  collateralized  or otherwise secured by U.S.  Government  securities.  Agencies and  instrumentalities  of the U.S. Government include,  but are not limited to,  Federal Land Banks,  Federal  Financing
                                                  Banks, Banks for Cooperatives,  Federal  Intermediate Credit
                                                  Banks,  Farm Credit Banks,  Federal Home Loan Banks,  FHLMC,
                                                  FNMA,  GNMA,  United States Postal  Service,  Small Business
                                                  Administration,  Tennessee  Valley  Authority  and any other enterprise  established or sponsored by the U.S. Government.
                                                  Because the U.S.  Government  generally is not  obligated to
                                                  provide  support  to  its   instrumentalities   (i.e.,  such
                                                  obligations  are not  backed by the full faith and credit of the U.S.  Government),  the Fund will invest in  obligations issued by these  instrumentalities  only if the  Adviser has
                                                  determined   that  the   anticipated   returns   from   such
                                                  investments  are  attractive  in  relation to the credit and other risks assumed in investing therein.

                                                  THE OPTION STRATEGY.  The options written by the Fund may be either exchange- traded or traded over-the- counter.  As the seller  of call  options,  the Fund will  receive  cash (the premium)  from option  purchasers.  The  purchaser of a call option has the right to purchase  the  security at the price set in the contract  (the  exercise or strike price) as of a specified  date in the future (the option  valuation  date).
                                                  The Fund  earns  money  from the  premium  received  for the contract.  The Fund intends to  primarily  write (sell) call
                                                  options   that  are  "at-   the-money"   or  only   slightly
                                                  "out-of-the-money"  at the time of sale.  A call  option  is out-of-the-money  if the strike  price is  greater  than the underlying futures price;  whereas an option is at-the-money when the underlying  futures price equals, or nearly equals, the strike price.  In addition to providing  possible  gains through  premiums,  out-of-the-money  call options allow the
                                                  Fund to potentially  benefit from  appreciation  in the U.S.
                                                  Treasury  securities or U.S.  Government  Agency  securities held by the Fund  with  respect  to  which  the  option  was written,  up to the exercise  price.  The Fund also reserves the  right to sell  call  options  that  are  "in-the-money"
                                                  (i.e.,  those with an  exercise  price  below the  principal value of the  security at the time of sale).  When the price of the security  upon which a call option is written  rises, call  options  that were  out-of-the-money  when written may become  in-the-  money  (i.e.,  the  principal  value of the security  rises  above the  exercise  price of the  option), thereby  increasing the likelihood  that the options will be exercised  and the Fund will be forced to sell the  security at the exercise price upon the  purchaser's  exercise of the option.

                                                  Initially,  the Fund  expects that it will  primarily  write call  options  whose terms to  expiration  range from one to
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                                                      7
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
                                                  three  months.  The Fund  reserves  the  right to sell  call options of both longer and shorter terms.

                                                  The Adviser  will  attempt to maintain  for the Fund written call option  positions  on  securities,  futures and indices which,  in the aggregate are expected by the Adviser to have changes in value in response to  interest  rate  changes and other factors that  correlate  closely with changes in value in the U.S. Treasury  securities and U.S.  Government Agency securities  held in the Fund's  portfolio.  In doing so, the
                                                  Adviser will consider data relating to the Fund's  holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective.
                                                  See  "Risk  Factors - Risks  Associated  with  Writing  Call
                                                  Options."

                                                  Unless  otherwise  noted,  the Fund's  investment  policies, including the policies, that under normal market conditions, that the Fund will  invest  at least 80% of its  assets in a portfolio of U.S. Treasury securities,  are non- fundamental policies  and may be changed by the Fund's Board of Trustees
                                                  (the "Board") without Common Shareholder  approval following the  provision  of 60 days  prior  written  notice to Common
                                                  Shareholders.

                                                  The Adviser believes that a strategy of actively  managing a portfolio of U.S.  Treasury  securities  or U.S.  Government
                                                  Agency  securities  and  selling  covered  call  options  or options  on  futures  on U.S.  Treasury  securities  or U.S.
                                                  Government  Agency  securities can provide current earnings.
                                                  The  Adviser   also   believes  it  can   generate   capital
                                                  appreciation  and  therefore a higher total  return  through yield curve  strategies based on its views of changes in the slope of the yield curve.  The Adviser  will be  responsible
                                                  for  managing  the  Fund's  overall  investment   management
                                                  program,  including  the  selection of the Fund's  portfolio securities and the  implementation  of the Option  Strategy.
                                                  The Fund's  Option  Strategy is designed to produce  current cash flow from option  premiums.  The Option Strategy is not designed for speculative purposes.

                                                  The Fund  expects  to sell call  options  and/or  options on futures  of U.S.  Treasury  securities  and U.S.  Government
                                                  Agency  securities  and index  call  options on the value of
                                                  U.S.   Treasury   securities  and  U.S.   Government  Agency
                                                  securities.  The Fund  expects  to sell  these  options on a continuous  basis on at least 50% to 80% of the value of its holdings of U.S.  Treasury  securities  and U.S.  Government
                                                  Agency  securities.  The Fund intends  initially  [and under most market  circumstances]  that  approximately  80% of the value of the Fund's holdings of U.S. Treasury Securities and
                                                  U.S. Government Agency securities will be subject to written call  options.  The  Adviser  does not  intend  to sell call options in the aggregate  representing  amounts greater than the value of the Fund's portfolio holdings.

                                                  The Option Strategy is not intended to be used for leverage.
                                                  To the extent the Fund writes  options on securities it does not hold in its portfolio and such options are  cash-settled the Fund intends to segregate  liquid assets with the Fund's custodian in accordance  with  applicable  regulations.  The
                                                  Fund may, in limited  circumstances,  write naked calls.  To
                                                  the  extent  it  does,  it  will  segregate   liquid  assets
                                                  accordingly.

                                                  [The Fund's  transactions  in options are subject to special and complex  federal income tax  provisions  that may, among other things,  (i) disallow,  suspend or otherwise limit the allowance  of certain  losses or  deductions,  (ii)  convert long-term  capital  gain  into  short-term  capital  gain or ordinary income, (iii) convert an ordinary loss or deduction into a  capital  loss  (the  deductibility  of which is more limited) and (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash.
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                                                      8
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
                                                  The  taxation of options  such as the Fund  expects to write and purchase is governed by Code Section  1234.  Pursuant to
                                                  Code  Section  1234,  the  premium  received by the Fund for selling a call option is not  included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its  position  and the premium  received  is  short-term capital gain or loss.  If a call option  written by the Fund is  exercised,  thereby  requiring  the  Fund  to  sell  the underlying  security,  the premium will  increase the amount realized  upon the sale of the  security  and any  resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security  that is purchased by the Fund,  if the option is sold,  any resulting  gain or loss will be a capital gain or loss,  and will be short-term or long-term,  depending  upon the holding  period for the option.  If the option  expires, the  resulting  loss is a capital loss and is  short-term or long-term, depending upon the holding period for the option.
                                                  If the option is  exercised,  the amount paid to acquire the position  reduces  the  amount  realized  on the  underlying security in determining gain or loss.  Because the Fund does not have  control  over the  exercise of the call options it writes,  such  exercise  or  other  required  sales  of  the underlying  securities may cause the Fund to realize capital gains or losses at inopportune times.

                                                  As  discussed  above the Fund may sell OTC  options.  In the case of any Fund  transactions  involving  listed non equity options or options on futures  contracts,  Code Section 1256 generally  will  require any gain or loss  arising  from the lapse,  closing  out or  exercise  of such  positions  to be treated as 60% long-term and 40% short-term  capital gain or loss. In addition,  the Fund  generally  will be required to
                                                  "mark to market" (i.e., treat as sold for fair market value)
                                                  each  such  position  which it  holds  at the  close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount  of any gain or loss  realized  on such  sale will be adjusted to reflect the gain or loss  previously  taken into account  under  the "mark to  market"  rules.  Section  1256
                                                  Contracts   include  certain  options   contracts,   certain
                                                  regulated  futures  contracts,  and certain other  financial contracts.

                                                  Notwithstanding any of the foregoing, the Fund may recognize gain  (but not loss)  from a  constructive  sale of  certain
                                                  "appreciated  financial positions" if the Fund enters into a short  sale,  offsetting  notional  principal  contract,  or forward contract transaction with respect to the appreciated position or substantially  identical  property.  Appreciated
                                                  financial   positions  subject  to  this  constructive  sale
                                                  treatment  are  interests  (including  options  and  forward contracts and short sales) in securities.  Constructive sale treatment does not apply to certain  transactions  closed in the 90-day  period  ending with the 30th day after the close of the taxable year, if certain  conditions are met.  Please see "Federal Income Tax Matters."]

                                                  THE DURATION  STRATEGY.  The Fund's  sub-adviser  (Dix Hills
                                                  Partners,  LLC,  "Dix  Hills"  or the "Sub-  Adviser")  will provide  advice to the  Adviser  on  actively  managing  the duration of the Fund's portfolio.  The Fund's portfolio will
                                                  typically   be   adjusted   monthly   in   accordance   with
                                                  recommendations  from  the  Sub-Adviser.  The  Adviser  will adjust  the Fund's  portfolio  duration  through  the use of certain derivative instruments, including but not limited to swaps and futures, that will provide exposure to the desired duration level. Adjustments to the Fund's portfolio duration will be based on the current  duration level of the Treasury
                                                  Index.   The  Sub-  Adviser  may   recommend   extending  or
                                                  shortening  the Fund's  portfolio  duration  by as much as 5 years  above  or below  the  current  duration  level of the
                                                  Treasury Index based on its forecast of the current interest rate environment.  For example,  if the Treasury Index has a
                                                  duration  of  5  years,  the  Sub-Adviser   could  recommend
                                                  adjusting the Fund's overall portfolio duration from between
                                                  0-10 years (5 years  above or below the 5- year level of the
                                                  Treasury Index).  Typically,  the Sub-Adviser will recommend
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                                                      9
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
                                                  reducing  the  duration  of the  Fund's  portfolio  when its research is forecasting a rise in the 10-year U.S.  Treasury yield and  recommend  extending  the  duration of the Fund's portfolio  when its research is forecasting a decline in the
                                                  10-Year U.S.  Treasury yield. The Sub-Adviser  believes that duration  (or interest  rate  sensitivity)  management  is a fundamental  tool in providing the Fund with the opportunity to generate excess returns versus the Treasury Index.  Since the Duration  Strategy is designed to be symmetric  around a zero (0) duration  benchmark,  the Sub-Adviser  believes the
                                                  Duration  Strategy  may  provide the Fund  opportunities  to generate  excess return in both rising and falling  interest rate environments.

                                                  The  Fund's  Duration  Strategy  will  employ a  disciplined fundamental  analytical  approach  that seeks to  anticipate directional  moves in interest rates on a short- term basis.
                                                  The Sub- Adviser will analyze the  information  available to it using  proprietary  research  and attempt to optimize the
                                                  Fund's  total  returns  over an  interest  rate  cycle.  The
                                                  Sub-Adviser  seeks  to use  readily  measurable  data  and a consistent and disciplined approach by employing statistical methods to identify indicators of the medium- term direction
                                                  of  interest   rates.   The   indicators   utilized  by  the
                                                  Sub-Adviser can be subdivided  into three broad  categories:
                                                  the macroeconomic  indicators,  the valuation measures,  and the technical factors.

LISTING.................................          The Fund has applied for listing of its Common Shares on the
                                                  New York Stock Exchange under the symbol "[___]."

THE ADVISER AND SUB-ADVISER.............          The  Fund's  investment  adviser  is  Federated   Investment
                                                  Management Company ("FIMC" or the "Adviser").  As of May 31,
                                                  2007,  FIMC and its affiliates  managed  approximately  $250 billion.  FIMC has  engaged  Dix Hills  Partners,  LLC ("Dix
                                                  Hills" or the  "Sub-Adviser")  as a sub-adviser to the Fund.
                                                  As of May 31, 2007,  Dix Hills  managed  approximately  $500 million in overall assets.  FIMC will be responsible for the
                                                  Fund's overall investment program,  structuring and actively
                                                  managing   the  Fund's  Core   Portfolio,   developing   and
                                                  monitoring   the   Option   Strategy,   execution   of   the
                                                  transactions  to  implement  the Fund's  Duration  Strategy, providing  consultation  to the Sub- Adviser and supervising the  performance  of the Sub-  Adviser.  Dix  Hills  will be responsible  for  providing  advice on the  Fund's  Duration
                                                  Strategy.

DISTRIBUTIONS...........................

                                                  [Commencing  with the Fund's  first  distribution,  the Fund intends to make  regular  [monthly]  cash  distributions  to
                                                  Common  Shareholders.  To permit the Fund to  maintain  more stable  distributions,  distribution  rates will be based on projected  annual income  available for  distribution.  As a
                                                  result,   the  distributions   paid  by  the  Fund  for  any
                                                  particular  month  may be more or less  than the  amount  of income  available  for  distribution  from  that  month.  In certain  circumstances,  the Fund may be  required to sell a portion of its investment  portfolio to fund  distributions.
                                                  Distributions  will  reduce  the  Common  Shares'  net asset value. The amount of each monthly distribution will vary. As
                                                  portfolio  and  market  conditions   change,   the  rate  of
                                                  distributions   on  the   Common   Shares   and  the  Fund's
                                                  distribution  policy will change. In its distributions,  the
                                                  Fund intends to include amounts  attributable to the receipt of option  premiums.  In certain  circumstances,  the Fund's distribution policy may result in a portion of distributions to  Common  Shareholders  being  characterized  as return of capital for federal income tax purposes as discussed  below.
                                                  The Board may  modify  its  distribution  policy at any time
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                                                      10
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

                                                  without obtaining the approval of Common  Shareholders.  The
                                                  initial    distribution   is   expected   to   be   declared
                                                  approximately  45 days and paid  approximately 60 to 90 days after the completion of this  offering,  depending on market conditions.  See  "Distributions"  and  "Federal  Income Tax
                                                  Matters."

                                                  The net  investment  income of the Fund will  consist of all interest income accrued on portfolio investments, short-term capital  gain  (including  short-term  gains  on  terminated
                                                  option   positions  and  gains  on  the  sale  of  portfolio
                                                  investments  held  for  one  year  or  less)  in  excess  of long-term  capital  loss and  income  from  certain  hedging transactions, less all expenses of the Fund. Expenses of the
                                                  Fund  will be  accrued  each day.  Substantially  all of the
                                                  Fund's investment company taxable income will be distributed each year. In addition, at least annually,  the Fund intends to  distribute  any net capital gain (which is the excess of net  long-term  capital  gain  over net  short-term  capital loss).  To the extent that the Fund's net investment  income and net capital  gain for any year exceed the total  monthly distributions  paid  during  the year,  the Fund will make a special  distribution  at or near  year-end  of such  excess amount as may be required.

                                                  The  tax  treatment  and   characterization  of  the  Fund's
                                                  distributions  may  vary  substantially  from  time  to time because of the varied nature of the Fund's  investments.  If the Fund's total [monthly]  distributions in any year exceed the  amount of its net  investment  taxable  income  for the year, any such excess would be  characterized as a return of capital  for federal  income tax  purposes to the extent not designated as a capital gain dividend. [Distributions in any year may include a substantial return of capital component.]
                                                  Under  the 1940  Act,  for any  distribution  that  includes amounts  from  sources  other than net  income,  the Fund is required to provide common  Shareholders a written statement regarding the components of such  distribution.  A return of capital is a distribution to Common Shareholders that is not attributable to the Fund's earnings but, represents a return of  part  of the  Common  Shareholder's  investment.  If the
                                                  Fund's   distributions   exceed  the  Fund's   current   and
                                                  accumulated  earnings  and  profits,  such  excess  will  be treated first as a tax- free return of capital to the extent of the  shareholder's  tax basis in the Common  Shares (thus reducing a  shareholder's  adjusted tax basis in his, her or its Common Shares),  and thereafter as capital gain assuming the Common Shares are held as a capital asset. Upon the sale of Common  Shares,  a shareholder  generally  will recognize capital  gain or loss equal to the  difference  between  the amount  realized  on the sale and the  shareholder's  adjust tax. Upon the sale of Common Shares, a shareholder generally will recognize  capital gain or loss equal to the difference
                                                  between   the   amount   realized   on  the   sale  and  the
                                                  shareholder's  adjusted tax basis in the Common Shares sold.
                                                  For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common
                                                  Shareholder  received  a $1-  per-share  return  of  capital distribution,  which  reduced the basis in each share by $1, to give the Common  Shareholder  an adjusted basis of $9 per share. In year three, the Common  Shareholder  sells the 100 shares for $15 per  Share.  Assuming  no other  transactions during  this  period,  a  Common  Shareholder  would  have a capital  gain in year  three of $6 per share  ($15 minus $9)
                                                  for a total capital gain of $600.

                                                  Common  Shareholders may automatically  reinvest some or all of their distributions in additional Common Shares under the
                                                  Fund's dividend  reinvestment plan. See  "Distributions" and
                                                  "Dividend Reinvestment Plan."]

DIVIDEND REINVESTMENT PLAN..............

                                                  The Fund has established a dividend  reinvestment  plan (the
                                                  "Plan").  Under the Plan,  unless  the  registered  owner of
                                                  Common  Shares  elects to  receive  cash  distributions  (by

                                                      11
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

                                                  contacting the plan administrator) all distributions will be automatically  reinvested in additional Common Shares either purchased  in the open market or newly issued by the Fund if the Common  Shares are  trading at or above  their net asset value.  Common  Shareholders who elect not to participate in the Plan  will  receive  all  distributions  in cash paid by check  mailed  directly to them by [ ], as  dividend  paying agent.  Common  Shareholders who intend to hold their Common
                                                  Shares  through  a broker or  nominee  should  contact  such broker  or  nominee  to  determine  whether  or how they may participate in the Plan. See "Dividend Reinvestment Plan."

CLOSED-END  STRUCTURE....................         Closed-end   funds   differ   from   traditional,   open-end
                                                  management  investment  companies  (commonly  referred to as mutual funds) in that closed-end  funds generally list their shares  for  trading  on a  securities  exchange  and do not redeem  their  shares at the option of the  shareholder.  By
                                                  comparison,   mutual   funds  issue   securities   that  are
                                                  redeemable   at  net  asset  value  at  the  option  of  the
                                                  shareholder and typically engage in a continuous offering of their shares.

                                                  Shares of closed-end  funds  frequently  trade at a discount
                                                  from  their  net  asset  value.   In   recognition  of  this
                                                  possibility  and that any  such  discount  may not be in the interest  of  Common  Shareholders,  the  Fund's  Board,  in consultation with the Adviser,  from time to time may review possible  actions  to reduce  any such  discount.  The Board might consider open market  repurchases or tender offers for
                                                  Common Shares at net asset value.  There can be no assurance that the Board will decide to undertake any of these actions or that,  if  undertaken,  such actions  would result in the
                                                  Common  Shares  trading at a price  equal to or close to net asset value per Common Share.  The Board might also consider the  conversion of the Fund to an open-end  mutual fund. The
                                                  Board believes,  however,  that the closed-end  structure is
                                                  desirable,   given  the  Fund's  investment  objectives  and
                                                  policies.  Investors  should assume,  therefore,  that it is highly  unlikely  that the Board  would vote to convert  the
                                                  Fund to an open-end investment company.

SPECIAL RISK CONSIDERATIONS.............          The following describes various principal risks of investing in the Fund. A more detailed  description of these and other risks of  investing  in the Fund are  described  under "Risk
                                                  Factors" in this Prospectus and under "Additional Investment
                                                  Information  and  Restrictions"  in the Fund's  Statement of
                                                  Additional Information.

                                                  NO  OPERATING  HISTORY.  The  Fund  is  a  newly  organized, diversified closed-end investment company with no history of operations  and is designed for long-term  investors and not as a trading vehicle.

                                                  MARKET PRICE OF SHARES. The shares of closed-end  management investment  companies  often trade at a discount  from their net asset value, and the Common Shares may likewise trade at a discount  from net asset value.  The trading  price of the
                                                  Common  Shares may be less than the public  offering  price.
                                                  The risk will be greater for investors who sell their Common
                                                  Shares in a relatively  short period after completion of the public offering.  Net asset value will be reduced  following the offering by the underwriting  discount and the amount of offering expenses paid by the Fund.

                                                  INVESTMENT  AND MARKET RISK.  An investment in Common Shares is subject to investment  risk,  including the possible loss of the entire principal  amount  invested.  An investment in
                                                  Common  Shares  represents  an  indirect  investment  in the securities  owned by the Fund. The value of these securities like other market  investments  may  fluctuate.  Because the
                                                  Fund intends to sell call  options on a continuous  basis on substantially the full value of its portfolio holdings,  the
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                                                      12
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

                                                  Fund's  appreciation  potential from its investments in U.S.
                                                  Treasury  securities and U.S.  Government  Agency securities will be limited.  The Common Shares at any point in time may be worth  less  than the  original  investment,  even  after taking into account any reinvestment of distributions.

                                                  ISSUER  RISK.  Issuer  risk is the risk  that  the  value of securities  may  decline  for a number of  reasons  directly related to the issuer or borrower.

                                                  INTEREST  RATE RISK.  The value of Fund shares will  usually change in  response  to  interest  rate  fluctuations.  When interest rates decline,  the value of fixed-rate  securities held by the Fund can be expected to rise.  Conversely,  when interest rates rise, the value of fixed-rate securities held by the Fund can be  expected  to  decline.  Prices of longer
                                                  term  securities   generally  change  more  in  response  to
                                                  interest   rate   changes   than  prices  of  shorter   term
                                                  securities.  A decline in the value of fixed-rate securities held by the Fund will not effect interest income received on such  securities,  but will be reflected in a decline of the
                                                  Fund's net asset value. Although the Adviser and Sub-Adviser believe that the  Duration  Strategy may help to protect the value of the Core Portfolio from increases in interest rates and  assist in adding  excess  return to the Core  Portfolio during a  decline  in  interest  rates by  opportunistically adjusting the portfolio duration up or down (as appropriate)
                                                  to take advantage of these anticipated  interest rate moves, there is no guarantee that the Fund's Duration Strategy will work and correctly  predict the movement of interest  rates.

                                                  REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's  portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities  (whether  pursuant to the Option Strategy,  as a result  of  return  of  principal  upon  maturity,  call  or redemption  by the  issuer,  or sale by the  Fund) at market interest  rates  that  are  below  the  portfolio's  current earnings rate. A decline in income could  negatively  affect the market price of Fund's Common  Shares.

                                                  RISK ASSOCIATED WITH U.S. GOVERNMENT AGENCY SECURITIES. U.S.
                                                  Government Agency securities, including securities issued by
                                                  U.S. Government- sponsored enterprises and instrumentalities are not direct  obligations of the United States and may not be backed by the full faith and credit of the United States.
                                                  Certain U.S. Government-sponsored  enterprises are backed by the full faith and credit of the U.S.  Government.  However, other  government-  sponsored  enterprises are not backed by the full  faith  and  credit  of the U.S.  Government.  Such
                                                  enterprises   are  supported   only  by  the   discretionary
                                                  authority   of  the  U.S.   Government   to   purchase   the
                                                  enterprises'  obligations,  and  therefore  are  subject  to increased credit risk.

                                                  OPTION  STRATEGY  RISK.  The Fund will  employ,  through its
                                                  Option  Strategy,  a  strategy  of  writing  (selling)  call options on the Fund's portfolio of U.S. Treasury  Securities and U.S. Government Agency Securities and/or options futures on U.S.  Treasury  Securities  and  U.S.  Government  Agency
                                                  Securities.

                                                  o    RISKS   ASSOCIATED   WITH   WRITING   CALL  OPTIONS  ON
                                                       SECURITIES.  There are numerous risks  associated  with
                                                       transactions in options on securities. A decision as to
                                                       whether,  when  and  how to use  options  involves  the
                                                       exercise  of  skill  and  judgment,  and  even a  well-
                                                       conceived  transaction may be  unsuccessful  because of
                                                       market behavior or unexpected  events. As the writer of
                                                       a covered call  option,  the Fund  forgoes,  during the
                                                       option's life, the opportunity to profit from increases
                                                       in the market value of the  security  covering the call
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                                                      13
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
                                                       option  above the exercise  price of the call,  but has
                                                       retained  the  risk of loss  should  the  price  of the
                                                       underlying security decline.  Once an option writer has
                                                       received an exercise notice, it cannot effect a closing
                                                       purchase   transaction   in  order  to  terminate   its
                                                       obligation  under  the  option  and  must  deliver  the
                                                       underlying  security at the exercise  price.  Thus, the
                                                       use of options may  require the Fund to sell  portfolio
                                                       securities  at  inopportune  times or for prices  other
                                                       than  current  market  values,  may limit the amount of
                                                       appreciation the Fund can realize on an investment,  or
                                                       may  cause  the Fund to hold a  security  that it might
                                                       otherwise sell.

                                                       The  Fund's  ability  to  terminate  over-  the-counter
                                                       options will be more limited than with  exchange-traded
                                                       options and may involve the risk that  broker-  dealers
                                                       participating  in such  transactions  will not  fulfill
                                                       their obligations. If the Fund were unable to close out
                                                       a  covered  call  option  that  it  had  written  on  a
                                                       security,  it would not be able to sell the  underlying
                                                       security unless the option expired without exercise.

                                                       The Fund may effect option  transactions  in "over-the-
                                                       counter"  markets.  Participants  in these  markets are
                                                       typically   not  subject  to  credit   evaluation   and
                                                       regulatory oversight as are members of "exchange-based"
                                                       markets.  By engaging in option  transactions  in these
                                                       markets, the Fund may take a credit risk with regard to
                                                       parties with which it trades and also may bear the risk
                                                       of   settlement   default.   These   risks  may  differ
                                                       materially  from those  involved  in  exchange-  traded
                                                       transactions,  which  generally  are  characterized  by
                                                       clearing   organization   guarantees,   daily  marking-
                                                       to-market and  settlement,  and segregation and minimum
                                                       capital  requirements   applicable  to  intermediaries.
                                                       Transactions   entered   into   directly   between  two
                                                       counterparties  generally  do not  benefit  from  these
                                                       protections,  which in turn may subject the Fund to the
                                                       risk that a counterparty  will not settle a transaction
                                                       in accordance with agreed terms and conditions  because
                                                       of a dispute  over the terms of the contract or because
                                                       of a credit or  liquidity  problem.  Although  the Fund
                                                       will use bilateral  collateral exchange agreements with
                                                       all OTC  counterparties,  this does not  eliminate  the
                                                       risks   that  a   counterparty   will   default.   Such
                                                       "counterparty  risk" is increased  for  contracts  with
                                                       longer  maturities when events may intervene to prevent
                                                       settlement.   The  ability  of  the  Fund  to  transact
                                                       business with any one or any number of  counterparties,
                                                       the  lack  of  any   independent   evaluation   of  the
                                                       counterparties or their financial capabilities, and the
                                                       absence of a regulated market to facilitate settlement,
                                                       may increase the potential for losses to the Fund.

                                                       The hours of trading for options may not conform to the
                                                       hours  during  which  the  underlying   securities  are
                                                       traded.  To the extent that the options  markets  close
                                                       before  the  markets  for  the  underlying  securities,
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                                                      14
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
                                                       significant  price and rate movements can take place in
                                                       the  underlying  markets  that  would not be  reflected
                                                       concurrently in the options markets.

                                                  o    RISKS OF RISK OF SELLING INDEX CALL  OPTIONS.  The Fund
                                                       may write (sell) written index call options. Index call
                                                       options are call  options on a financial  index such as
                                                       the  Treasury  Index.  The  purchaser  of an index call
                                                       option has the right to any  appreciation  in the value
                                                       of the index over the exercise price of the call option
                                                       as of the valuation  date of the option.  Because their
                                                       exercise  is settled in cash and does not  involve  the
                                                       purchase or sale of  securities,  sellers of index call
                                                       options such as the Fund cannot  provide in advance for
                                                       their potential settlement obligations by acquiring and
                                                       holding the underlying  securities.  Index call options
                                                       may not  correlate  exactly with a change in the market
                                                       value of the underlying securities which may impact the
                                                       Fund's NAV.

                                                       A decision as to  whether,  when and how to use options
                                                       involves the exercise of skill and judgment, and even a
                                                       well- conceived and  well-executed  options program may
                                                       be adversely  affected by market behavior or unexpected
                                                       events.  As the writer of index call options,  the Fund
                                                       will forgo,  during the option's life, the  opportunity
                                                       to profit from increases in the value of the applicable
                                                       index above the exercise price of the call option,  but
                                                       retains  the  risk  of loss  should  the  value  of the
                                                       applicable index decline.  When an index call option is
                                                       exercised,  the Fund will be  required  to  deliver  an
                                                       amount of cash determined by the excess of the value of
                                                       applicable  index  at  contract  termination  over  the
                                                       exercise  price of the option.  Thus,  the  exercise of
                                                       index call  options  sold by the Fund may  require  the
                                                       Fund to sell  portfolio  securities to generate cash at
                                                       inopportune times or for unattractive prices.

                                                  o    EXCHANGE-  EXCHANGE  TRADED  OPTIONS RISK. The hours of
                                                       trading for index  options may not conform to the hours
                                                       during which securities held by the Fund are traded. To
                                                       the extent that the options  markets  close  before the
                                                       markets for the securities underlying the index option,
                                                       significant  price and rate movements can take place in
                                                       the underlying  markets that cannot be reflected in the
                                                       options  markets.  Index  options  are marked to market
                                                       daily and their  value will be  affected  by changes in
                                                       the value of the securities represented in an index, an
                                                       increase  in interest  rates,  changes in the actual or
                                                       perceived  volatility  of the  overall  market  and the
                                                       underlying securities  represented in an index, and the
                                                       remaining term to the option's expiration. The value of
                                                       options  also may be  adversely  affected if the market
                                                       for options is reduced or becomes illiquid.


                                                       The Fund's transactions in exchange-traded options will
                                                       be subject to  limitations  established  by each of the
                                                       exchanges,  boards of trade or other trading facilities
                                                       on which the  options  are  traded.  These  limitations
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                                                      15
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
                                                       govern  the  maximum  number of  options  in each class
                                                       which may be written by a single  investor  or group of
                                                       investors acting in concert,  regardless of whether the
                                                       options are written on the same or different exchanges,
                                                       boards  of  trade or other  trading  facilities  or are
                                                       written in one or more  accounts or through one or more
                                                       brokers. Thus, the number of options which the Fund may
                                                       write  may be  affected  by  options  written  by other
                                                       investment   advisory  clients  of  the  Adviser,   the
                                                       Sub-Adviser   or  their   respective   affiliates.   An
                                                       exchange,  board of trade or other trading facility may
                                                       order  the  liquidation  of  positions  found  to be in
                                                       excess  of  these  limits,  and  it  may  impose  other
                                                       sanctions.


                                                       In addition,  no  assurance  can be given that a liquid
                                                       market  will  exist when the Fund seeks to close out an
                                                       option  position.  Reasons  for the absence of a liquid
                                                       secondary  market on an exchange include the following:
                                                       (i)  there  may be  insufficient  trading  interest  in
                                                       certain options; (ii) restrictions may be imposed by an
                                                       exchange   on   opening    transactions    or   closing
                                                       transactions or both; (iii) trading halts,  suspensions
                                                       or other  restrictions  may be imposed  with respect to
                                                       particular  classes or series of options;  (iv) unusual
                                                       or  unforeseen   circumstances   may  interrupt  normal
                                                       operations  on an exchange;  (v) the  facilities  of an
                                                       exchange or the OCC may not at all times be adequate to
                                                       handle the then- current trading volume; or (vi) one or
                                                       more  exchanges  could,  for economic or other reasons,
                                                       decide  or  be   compelled   at  some  future  date  to
                                                       discontinue  the  trading of options  (or a  particular
                                                       class  or  series  of   options).   If   trading   were
                                                       discontinued, the secondary market on that exchange (or
                                                       in that  class or series  of  options)  would  cease to
                                                       exist.  However,  outstanding  options on that exchange
                                                       that had been  issued  by the OCC as a result of trades
                                                       on that exchange  would  continue to be  exercisable in
                                                       accordance with their terms.

                                                  DURATION  STRATEGY  RISK.  The Fund  will  use the  Duration
                                                  Strategy in order to generate capital  appreciation  through the  selective  adjustment  of  the  duration  of  the  Core
                                                  Portfolio  based on the  Sub-  Adviser's  research  outlook.
                                                  There are no assurances  that the Fund's  Duration  Strategy will be  successful.  The  success  of the  Fund's  Duration
                                                  Strategy   depends   significantly   on  the   Adviser   and
                                                  Sub-Adviser's  ability to accurately  predict  interest rate movements and to adjust the Fund's  portfolio  correctly and in a timely manner.

                                                  o    QUANTITATIVE  MODEL  RISK.  The  Duration  Strategy  is
                                                       highly dependent on proprietary  quantitatively-  based
                                                       models  that  have  been   researched,   developed  and
                                                       utilized by the  Sub-Adviser  to evaluate  the interest
                                                       rate environment,  although generally these models have
                                                       not been  independently  tested or  otherwise  reviewed
                                                       (other  than  by the  Adviser  or  Sub-  Adviser).  The
                                                       Sub-Adviser's models employ assumptions that abstract a
                                                       limited  number of  variables  from  complex  financial
                                                       markets which they attempt to replicate. Any one or all
                                                       of these assumptions,  whether or not supported by past
                                                       experience,  could  prove  over  time to be  incorrect.

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
                                                       Also, if material factors are not incorporated into the
                                                       Sub-   Adviser's    models,    or   are    incorporated
                                                       inaccurately,  losses could result.  The outputs of the
                                                       Sub-Adviser's  models may differ substantially from the
                                                       reality of the markets.


                                                  o    DERIVATIVES   RISK.  The  Adviser  will  implement  the
                                                       Duration Strategy in consultation with the Sub- Adviser
                                                       through  the  use of  certain  derivative  instruments,
                                                       including but not limited to swaps and futures. The use
                                                       of  derivative  instruments  involves  risks  different
                                                       from, or possibly  greater than,  the risks  associated
                                                       with   investing   directly  in  securities  and  other
                                                       traditional investments. First, changes in the value of
                                                       the  derivative  contracts  and hybrid  instruments  in
                                                       which  the  Fund  invests  may not be  correlated  with
                                                       changes  in the value of the  underlying  reference  or
                                                       valuation  instruments or, if they are correlated,  may
                                                       move  in  the  opposite   direction   than   originally
                                                       anticipated.  Second,  while some strategies  involving
                                                       derivatives  may reduce the risk of loss, they may also
                                                       reduce  potential  gains or, in some  cases,  result in
                                                       losses  by  offsetting  favorable  price  movements  in
                                                       portfolio  holdings.   Third,  there  is  a  risk  that
                                                       derivative  instruments  may be  erroneously  priced or
                                                       improperly  valued and, as a result,  the Fund may need
                                                       to make  increased  cash payments to the  counterparty.
                                                       Fourth,  derivative  instruments  may cause the Fund to
                                                       realize increased ordinary income or short-term capital
                                                       gains (which are treated as ordinary income for Federal
                                                       income tax  purposes)  and, as a result,  may  increase
                                                       taxable distributions to shareholders.  Fifth, a common
                                                       provision   in   over-the-counter    (OTC)   derivative
                                                       instruments  permits the  counterparty to terminate any
                                                       such contract  between it and the Fund, if the value of
                                                       the Fund's total net assets  declines below a specified
                                                       level  over a  given  time  period.  Factors  that  may
                                                       contribute  to such a decline  (which  usually  must be
                                                       substantial)  include a marked  decrease  in the market
                                                       value of the Fund's  investments.  Any such termination
                                                       of the Fund's OTC  derivative  contracts  may adversely
                                                       affect  the Fund (for  example,  by  increasing  losses
                                                       and/or  costs,  and/or  preventing  the Fund from fully
                                                       implementing    its   investment    strategies).    For
                                                       information regarding the specific types of derivatives
                                                       that may be used in  implementing  this  strategy,  see
                                                       "Investment   Objectives   and   Policies   -   Primary
                                                       Investment Policies."

                                                  [RISKS OF INVESTING IN MORTGAGE-BACKED  SECURITIES  ("MBS").
                                                  The  value  of Fund  shares  may be  adversely  affected  by fluctuations  in interest  rates and the  prepayment  of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining  interest rate  environment  and when MBS are trading at a substantial premium.  Prepayments  may cause  the Fund to incur  capital loss and may reduce the Fund's income distributions  because
                                                  the   proceeds   of  a   prepayment   may  be   invested  in
                                                  lower-yielding   securities.   In  a  rising  interest  rate
                                                  environment,  a  declining  prepayment  rate will extend the average  life of many MBS which in turn would  lengthen  the duration of the Fund's portfolio.  This possibility is often referred to as extension risk. Extending the average life of an MBS  increases  the risk of  depreciation  due to  future


                                                      17
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

                                                  increases  in  market  interest  rates.  The value of Common
                                                  Shares can also be adversely affected by erosion in premiums
                                                  on   MBS    held.    Certain    government    agencies    or
                                                  instrumentalities,  such as the Government National Mortgage
                                                  Association ("GNMA"),  Federal National Mortgage Association
                                                  ("FNMA")   and  Federal  Home  Loan   Mortgage   Corporation
                                                  ("FHLMC"),  provide  a  guarantee  as to timely  payment  of principal and interest for MBS each entity issues,  backs or otherwise  guarantees.  Such  guarantees  may or may  not be backed by the full faith and credit of the U.S. Government.]

                                                  EXTENSION  RISK. The risk that certain  obligations  will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

                                                  CREDIT RISK. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer's  credit rating or the market's  perception of an issuer's  creditworthiness  may also affect the value of the
                                                  Fund's  investment in the issuer.  The degree of credit risk depends on both the  financial  condition  of the issuer and the terms of the obligation.

                                                  Obligations  issued or guaranteed  by the U.S.  Treasury are considered to have minimal credit risk.  Obligations  issued
                                                  or   guaranteed   by  U.S.   Government   agencies  or  U.S.
                                                  Government-sponsored   enterprises  and   instrumentalities,
                                                  which are  generally  not  supported  by the full  faith and credit of the United  States,  may be more exposed to credit risk.

                                                  CALL AND  REDEMPTION  RISK. A bond's  issuer may call a bond for redemption before it matures.  If this happens to a bond the Fund  holds,  the Fund may lose  income  and may have to invest the proceeds in bonds with lower yields.

                                                  INCOME RISK. The income  shareholders  receive from the Fund is  based  primarily  on the  interest  it  earns  from  its investments  as well as the  gains  the Fund  receives  from writing options and selling  portfolio  securities,  each of which  can vary  widely  over the short  and long  term.  If prevailing market interest rates decline,  interest rates on debt securities held by the Fund, and  shareholders'  income from the Fund, would likely decline as well.  Income risk is greater  for this  Fund  than for a fund that does not write
                                                  (sell) covered calls.  If prevailing  market  interest rates decline  causing  the market  value of the  Fund's  existing portfolio of securities to rise above the exercise  price of the calls written by the Fund,  the Fund would likely not be able to realize the  increase  in the value of its  existing portfolio of securities  to buy  additional  securities  and maintain  its  level of  income.  In  addition,  the  income received  from  selling call options is a function of (among other  factors) the level of interest  rate  volatility.  In general,  an all else equal,  higher levels of interest rate volatility  will  result in  higher  premiums  received  for
                                                  selling   calls   and  thus   increased   income   for  Fund
                                                  shareholders.  Conversely,  lower levels of volatility  will result in lower premiums and therefore less income.

                                                  INFLATION/DEFLATION  RISK.  Inflation  risk is the risk that the value of assets or  income  from the  Fund's  investment will be worth less in the future as inflation  decreases the value of money. Recent significant increases in the price of oil,  natural gas and other  petroleum  products may have an inflationary  effect on the economy and  increase  inflation
                                                  risk.  As  inflation  increases,   the  real,  or  inflation
                                                  adjusted,   value   of  the   Fund's   Common   Shares   and
                                                  distributions  can decline.  Deflation risk is the risk that prices  throughout  the  economy  decline  over  time  - the opposite of inflation.  Deflation may have an adverse effect on the  creditworthiness  of  issuers  and may  make  issuer default  more  likely,  which may result in a decline in the value of the Fund's portfolio.

                                                  U.S.  Dollar  Risk.  A  weakening  of the  value of the U.S.
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                                                      18
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
                                                  dollar   relative  to  the  currencies  of  other  developed
                                                  countries  may  cause  foreign  demand  for  U.S.   Treasury
                                                  securities to fall. Reduced foreign demand for U.S. Treasury securities may result in a rise in U.S. interest rates. When interest  rates  rise,  the value of the  Fund's  fixed rate securities  can be expected to decline and will be reflected in a decline in the Fund's net asset value

                                                  CORRELATION RISK. There are significant  differences between the securities  and options  markets that could result in an imperfect correlation between these markets, causing a given transaction  not to  achieve  its  objective.  To the extent there is a lack of correlation,  movement in the securities, indexes or interests rates underlying the options  positions may result in losses to the Fund, which may more than offset any gains  received  by the Fund  from  option  premiums.  A decision as to whether, when and how to use options involves the  exercise  of  skill  and  judgment,  and  even a  well-
                                                  conceived  transaction  may be  unsuccessful  to some degree because of market behavior or unexpected  events. The Fund's
                                                  Option Strategy  involves the risk that the changes in value of the  securities  or indexes  underlying  the written call option positions will not correlate  closely with changes in the market  value of the  securities  held by the Fund.  The
                                                  Fund's  Duration   Strategy  presents  the  opportunity  for
                                                  differences  in   correlation   between  the  Fund  and  the
                                                  underlying   markets  based  on  interest  rate   movements,
                                                  however,  the  losses  from  the  Duration  Strategy  may be greater  than gains  generated  by the Fund and the  options premiums received.

                                                  TAX RISK.  Reference is made to "Federal Income Tax Matters"
                                                  for an explanation  of the federal  income tax  consequences and  attendant  risks  of  investing  in the  Fund.  Certain transactions entered into by the Fund are subject to special tax rules  that may,  among  other  things,  (i)  affect the character  of gains  and  losses  realized,  (ii)  disallow, suspend or otherwise  limit the allowance of certain  losses or deductions and (iii) accelerate the recognition of income without a corresponding  receipt of cash (with which to make
                                                  the   necessary   distributions   to  satisfy   distribution
                                                  requirements  applicable to regulated investment companies).
                                                  Operation  of these rules may affect the  character,  amount and timing of  distributions  to  shareholders.  Special tax rules may also  require  the Fund to mark to market  certain types of positions in its  portfolio,  including some of its call  options  (i.e.,  treat them as sold on the last day of the  taxable  year),  and may result in the  recognition  of income without a corresponding receipt of cash.

                                                  LIQUIDITY  OF  INVESTMENTS.   Liquidity  of  a  security  or
                                                  instrument  relates to the ability to easily  dispose of the security or instrument and the price to be obtained and does not  generally  relate to the credit risk or  likelihood  of
                                                  receipt  of  cash  at  maturity.   Illiquid   securities  or
                                                  investments  may trade at a discount from  comparable,  more liquid investments.

                                                  MANAGEMENT  RISK.  The Fund is  subject to  management  risk because it is an actively managed portfolio. The Adviser and the individual  portfolio  managers invest the assets of the
                                                  Fund as they deem  appropriate  in  implementing  the Fund's investment  strategy.  Accordingly,  the success of the Fund depends upon the investment skills and analytical  abilities of the  Adviser  and the  individual  portfolio  managers to develop and effectively implement investment strategies that achieve  the  Fund's  investment  objectives.  There  is  no assurance  that the  Adviser  and the  individual  portfolio managers will be successful in developing  and  implementing the Fund's investment strategy. Subjective decisions made by the Adviser and the individual  portfolio managers may cause the Fund to incur losses or to miss profit  opportunities on which it could otherwise have capitalized.

                                                  FINANCIAL  LEVERAGE  RISK.  Although the Fund has no current intention to do so, the Fund is authorized  and reserves the flexibility  to utilize  leverage  through  the  issuance of preferred shares and/or  borrowings,  including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment  leverage,  there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.  Leverage creates risks for Common  Shareholders,  including the likelihood of greater  volatility  of net asset value and market  price of
                                                  the  Common  Shares  and  the  risk  that   fluctuations  in
                                                  distribution  rates on any preferred  shares or fluctuations
                                                  in   borrowing   costs  may  affect  the  return  to  Common
                                                  Shareholders.   To  the  extent  the  returns  derived  from
                                                  securities  purchased  with proceeds  received from leverage exceeds the cost of leverage,  the Fund's  distributions may be greater than if leverage  had not been used.  Conversely, if the  returns  from the  securities  purchased  with  such proceeds are not  sufficient  to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less  than if  leverage  had not been  used.  In the
                                                  latter  case,  the  Adviser,  in  its  best  judgment,   may
                                                  nevertheless  determine  to  maintain  the Fund's  leveraged position  if it deems  such  action to be  appropriate.  The costs of an offering of preferred  shares and/or a borrowing
                                                  program   would  be  borne  by   Common   Shareholders   and
                                                  consequently  would  result in a reduction  of the net asset value of Common  Shares.  In  addition,  the fee paid to the
                                                  Adviser  will  be  calculated  on the  basis  of the  Fund's average  daily gross  assets,  including  proceeds  from the issuance of preferred shares and/or  borrowings,  so the fee will be higher when  leverage is utilized,  which may create an incentive for the Adviser to employ  financial  leverage.
                                                  In this regard,  holders of preferred shares do not bear the investment  advisory fee. Rather,  Common  Shareholders bear the portion of the investment  advisory fee  attributable to the assets  purchased  with the  proceeds  of the  preferred shares offering.

                                                  MARKET   DISRUPTION.   Instability   in  the  Middle   East,
                                                  geopolitical tensions elsewhere and terrorist attacks in the
                                                  U.S. and around the world have resulted in market volatility and may have  long-term  effects on the U.S.  and  worldwide
                                                  financial   markets   and   may   cause   further   economic
                                                  uncertainties  in the U.S. and worldwide.  The Fund does not know how long the  securities  markets  will  continue to be affected by these  events and cannot  predict the effects of these or similar  events in the  future on the U.S.  economy and securities markets.

                                                  ANTI-TAKEOVER   PROVISIONS.   The   Fund's   Agreement   and
                                                  Declaration  of Trust includes  provisions  that could limit the ability of other persons or entities to acquire  control of the Fund or to change the  composition of its Board.  See
                                                  "Description of Capital Structure - Anti-Takeover Provisions
                                                  in the Declaration of Trust."


                            SUMMARY OF FUND EXPENSES

  The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
 Sales load paid by you (as a percentage of offering price)....... [    ]%
 Expenses borne by Common Shareholders............................ .     %(1)(2)
 Dividend reinvestment plan fees.................................. None

                                                             PERCENTAGE OF NET
                                                             ASSETS ATTRIBUTABLE
                                                             TO COMMON SHARES
                                                             ----------------
ANNUAL EXPENSES
Management ........................................................ [     ]%
Other expenses..................................................... 0.___%(3)
Total annual expenses..............................................      %
                                                                    =====

  The Other expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately Common Shares. If the Fund issues fewer Common Shares, these expenses generally would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE

  The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $[ ]), assuming (i) total net annual expenses of ____% of net assets attributable to Common Shares and (ii) a 5% annual return*:

 1 YEAR         3 YEARS         5 YEARS         10 YEARS
-------         -------         -------         --------
 $              $               $               $

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.

  _______________________

 *The example assumes that the estimated  Other expenses set forth in the Annual
  Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)The Adviser or an affiliate has agreed to reimburse all organizational costs. Offering costs will be paid by the Fund up to $ per Common Share (.___% at the offering price). The Adviser has agreed to pay the amount by which offering costs (other than sales load) that exceed $___ per Common Share ([ ]% of the offering price). In determining the costs to be paid by the Adviser, the sales load is excluded, but the $____ per Common Share reimbursement of expenses to the Underwriters is included.

(2)You will pay a pro-rata share at brokerage charges incurred in connection with open-market purchases. You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3)Estimated expenses based on the current fiscal year.

                                    THE FUND

  The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Delaware statutory trust on July 11, 2007, pursuant to a Certificate of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 5800 Corporate Drive Pittsburgh, PA 15237-7000, and its telephone number is 1-800-341-7400.

  This prospectus relates to the initial  public  offering  of the Fund's common
shares  of  beneficial  interest,  $0.01  par value (the "Common Shares").   See
"Underwriting."

                                 USE OF PROCEEDS

  The net proceeds of this offering of Common Shares will be approximately $[ ] (or $[ ] assuming exercise of the Underwriters' over allotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. The Adviser or an affiliate has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund
(other than sales load) that exceed $[    ] per Common Share.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  The Fund's investment objectives are to provide current income, with total return as a secondary objective. No assurance can be given that the Fund's investment objectives will be achieved. Under normal market conditions, the Fund's investment program will consist primarily of (1) actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities that pay interest in an attempt to generate current income (the "Core Portfolio");
(2) selling call options on a continuous basis on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and/or options on futures on U.S. Treasury securities and U.S. Government Agency securities in an attempt to generate gains from option premiums (the "Option Strategy"); and (3) actively managing the duration of the Fund's portfolio in an attempt to generate additional returns versus the Lehman U.S. Treasury Index (the "Duration Strategy"). In managing the Core Portfolio, the Adviser believes the Fund has the potential for further incremental income enhancement and total return through the implementation of yield curve strategies based on changes in the slope of the U.S. Treasury yield curve. The Fund will use each of these strategies in an attempt to achieve overall portfolio returns that exceed the total return performance of the Lehman U.S. Treasury Index (the "Treasury Index").

PRIMARY INVESTMENT POLICIES

   Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its net assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities, including U.S. Government mortgage-backed securities. For purposes of the Fund's 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not included U.S. Government Agency securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. See "Investment Objectives and Policies - Primary Investment Types - U.S. Government Securities and U.S. Government Agency Securities."

   Under normal market conditions and after the initial investment period of up to approximately three months following completion of this offering, the Fund will invest at least 80% of its total assets in U.S. Treasury securities. The Fund may invest up to 20% of its total assets in U.S. Government Agency securities. For purposes of the Fund's 80% policy, U.S. Treasury securities are direct obligations of the U.S. Treasury including U.S. Treasury notes, bills and bonds and do not include U.S. Government Agency securities.

   The Fund will seek to generate current earnings by actively managing the Core Portfolio through securities selection and sector allocations within the U.S. Treasury and U.S. Government Agency security asset classes. The Fund will also seek current earnings through the Option Strategy. The Adviser will implement the Option Strategy by employing a strategy of writing (selling) call options and/or options on futures of U.S. Treasury securities and U.S. Government Agency securities and index call options on the value of U.S. Treasury securities and U.S. Government Agency securities. The Fund expects to sell these options on a continuous basis on at least 50% to 80% of the value of its holdings of U.S. Treasury securities and U.S. Government Agency securities. The Fund intends initially [and under most market circumstances] that approximately 80% of the value of the Fund's holdings of U.S. Treasury Securities and U.S. Government Agency securities will be subject to written call options. Under the Option Strategy, the Fund will write call options, index options and options on futures contracts such that the value of the securities underlying such options does not exceed the value of the Fund's portfolio. While the Fund will receive premiums under the Option Strategy, the Fund gives up any potential increase in the value of the securities above the exercise price specified in the written call option through the expiration date of the call option.

   The Fund will also seek to generate total return through the Adviser's active management of the Core Portfolio based on the Adviser's assessment of the U.S. Treasury yield curve, and use of the Duration Strategy in an attempt to outperform the total return performance of the Treasury Index. The Adviser will actively manage the Core Portfolio based on the Adviser's views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions. Within the constraints of its permitted duration range, the Fund will seek to add additional total return by allocating securities in the Core Portfolio across the yield curve in anticipation of changes in the yield curve. The yield curve allocation decision is predicated on a number of factors that the Adviser will assess, including expectations of Federal Reserve activity, forecasts of inflation rates and term premiums, and various technical factors. Additionally, the Fund's Duration Strategy will involve actively managing the duration of the Fund's portfolio by extending or shortening overall portfolio duration based on the Sub-Adviser's assessment of the interest rate environment. The Fund will adjust overall portfolio duration by up to 5 years above or below the current duration level of the Treasury Index through the use of derivative instruments (such as interest rate swaps and futures on U.S. Treasury securities) in accordance with the Sub-Adviser's assessment. The goal of the Duration Strategy is to generate returns in excess of the Treasury Index through the reduction or extension of interest rate risk based on the opinion of the Sub-Adviser. There are no assurances that the Adviser or Sub-Adviser will correctly anticipate changes in the yield curve or interest rates in implementing the yield curve strategies and Duration Strategy, which may have a negative effect on Fund returns.

   THE CORE PORTFOLIO. The Adviser will actively manage the Core Portfolio through securities selection and sector allocations within the U.S Treasury and U.S. Government Agency security asset classes. The yield curve strategies will involve actively managing the Core Portfolio based on the Adviser's views of changes in the slope of the U.S. Treasury yield curve and adjusting the Core Portfolio based on these assumptions.

  THE OPTION STRATEGY. The options written by the Fund may be either exchange-traded or traded over-the-counter. As the seller of call options, the Fund will receive cash (the premium) from option purchasers. The purchaser of a call option has the right to purchase the security at the price set in the contract (the exercise or strike price) as of a specified date in the future (the option valuation date). The Fund earns money from the premium received for the contract. The Fund may also sell index call options. Index options are call options on a financial index such as the Lehman U.S. Treasury Index. Index call options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

  The Fund intends to primarily write (sell) call options that are "at-the-money" or only slightly "out-of-the money" at the time of sale. A call option is out-of-the-money if the strike price is greater than the underlying futures price; whereas an option is at-the-money when the underlying futures price equals, or nearly equals, the strike price. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the U.S. Treasury securities or U.S. Government Agency securities held by the Fund with respect to which the option was written, up to the exercise price. The Fund also reserves the right to sell call options that are "in-the-money" (i.e., those with an exercise price below the principal value of the security at the time of sale). When the price of the security upon which a call option is written rises, call options that were out-of-the-money when written may become in-the-money (i.e., the principal value of the security rises above the exercise price of the option), thereby increasing the likelihood that the options will be exercised and the Fund will be forced to sell the security at the exercise price upon the purchaser's exercise of the option.

  The Option Strategy will work differently under different interest rate environments as bond prices and interest rates have an inverse relationship. If interest rates remain stable or vary only slightly, the Fund may have the opportunity to keep the bond underlying the covered call as the buyer may not exercise the option to buy the bond that is worth less or the same as the strike price. If interest rates fall, causing the underlying bond's market value to exceed the strike price, the buyer of the option may exercise the option to buy the bond. However, the Fund will keep premium received, and will participate in some of the gain if option was out-of-the-money when it was written. Conversely, if interest rate rises, causing the market price of the underlying bond to fall below the strike price, the Fund may keep the bond as the buyer of the option is unlikely to exercise the option to buy a bond at a higher price than it is worth. This is a broad example of how the Option Strategy may be applied under normal market conditions to certain interest rate environments; it is not intended to predict the actual performance of any specific bond or interest rate situation. See "Risk Factors --Interest Rate Risk" And "--Risks Associated With Writing Call Options."

  Initially, the Fund expects that it will primarily write call options whose terms to expiration range from one to three months. The Fund reserves the right to sell call options of both longer and shorter terms.

  The Adviser will attempt to maintain for the Fund written call options positions on U.S. Treasury securities or U.S. Government Agency securities, futures or indices which, taken in the aggregate, are expected by the Adviser to have changes in value in response to interest rate changes and other factors that correlate very closely with changes in the value of the U.S. Treasury securities and U.S. Government Agency securities held in the Fund's portfolio. In doing so, the Adviser will consider data relating to the Fund's holdings, including interest rates, maturity and coupon rate. The Fund cannot guarantee that the Option Strategy will be effective. See "Risk Factors - Risks Associated with Writing Call Options."

  Unless otherwise noted, the Fund's investment policies, including the policies, that under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of U.S. Treasury securities, are non-fundamental policies and may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days prior written notice to Common Shareholders.

  The Adviser believes that a strategy of actively managing a portfolio of U.S. Treasury securities and U.S. Government Agency securities and selling covered call options or options on futures on U.S. Treasury securities and U.S. Government Agency securities can provide current earnings. The Adviser also believes it can generate capital appreciation and total return through yield curve strategies based on its view of changes in the slope of the U.S. Treasury yield curve and the use of the Duration Strategy. The Adviser will be responsible for managing the Fund's overall investment management program, including the selection of the Fund's portfolio securities and the implementation of the Option Strategy. The Fund's Option Strategy is designed to produce current cash flow from option premiums. The Option Strategy is not designed for speculative purposes.

  The Fund expects to sell call options on a continuous basis on substantially the full value of its portfolio holdings in its Option Strategy. Under normal market conditions, the Fund anticipates that at least 50% of the value of the Fund's total assets will be subject to written call options on individual securities. The Fund intends to initially write call options on individual securities on approximately 80% of the value of the Fund's total assets. In addition, the Fund may invest in written index call options. The Adviser does not intend to sell call options representing amounts greater than the value of the Fund's portfolio holdings.

  The Option Strategy is not intended to be used for leverage. To the extent the Fund writes options on securities it does not hold in its portfolio and such options are cash-settled the Fund intends to segregate liquid assets with the Fund's custodian in accordance with applicable regulations.

  THE DURATION STRATEGY. The Fund's Sub-Adviser will provide advice to the Adviser on actively managing the duration of the Fund's portfolio. The Fund's portfolio will typically be adjusted monthly in accordance with recommendations from the Sub-Adviser. The Adviser will adjust the Fund's portfolio duration through the use of certain derivative instruments, including but not limited to swaps and futures, that will provide exposure to the desired duration level. Adjustments to the Fund's portfolio duration will be based on the current duration level of the Treasury Index. The Sub-Adviser may recommend extending or shortening the Fund's portfolio duration by as much as 5 years above or below the current duration level of the Treasury Index based on its forecast of the current interest rate environment. For example, if the Treasury Index has a duration of 5 years, the Sub-Adviser could recommend adjusting the Fund's overall portfolio duration from between 0-10 years (5 years above or below the 5-year level of the Treasury Index). Typically, the Sub-Adviser will recommend reducing the duration of the Fund's portfolio when its research is forecasting a rise in the 10-year US Treasury yield and will recommend extending the duration of the Fund's portfolio when its research is forecasting a decline in the 10-year US Treasury yield. The Sub-Adviser believes that duration (or interest rate sensitivity) management is a fundamental tool in providing the Fund with the opportunity to generate excess returns versus the Treasury Index. Since the Duration Strategy is designed to be symmetric around a zero (0) duration benchmark, the Sub-Adviser believes the Duration Strategy may provide the Fund opportunities to generate excess returns versus the Treasury Index in both rising and falling interest rate environments. For information regarding the specific types of derivatives that may be used in implementing this strategy, see "Investment Objectives and Policies - Primary Investment Policies."

  TEMPORARY DEFENSIVE INVESTMENTS. The Fund may vary its investment objectives and policies for temporary defensive purposes during periods in which the Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Fund's cash fully invested, including during the period in which the net proceeds of the offering are being invested. Under such conditions, the Fund may invest up to 100% of its total assets in short-term securities issued or guaranteed by the

U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash. This variation in the Fund's investment objectives and policies might negatively affect the Fund's ability to achieve its investment objectives of current income.

  The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

  THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PRIMARY INVESTMENT TYPES

  The Fund may invest in, among other things, the type of securities and instruments described below.

  U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES. The Fund may invest in all U.S. Treasury securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, of any maturity. The Fund will invest at least 80% of its total assets in U.S. Treasury securities. For purposes of the Fund's investments, U.S. Treasury securities are direct obligations of the U.S. Treasury and are supported by the full faith and credit of the United States. These securities include U.S. Treasury bills, notes and bonds and do not include U.S. Government Agency Securities. U.S. Government Agency securities, as used in this prospectus, include debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States. U.S. Government-sponsored enterprises and instrumentalities are not agencies of the U.S. Government. Government sponsored enterprises are private corporations sponsored by the Federal government. Securities issued by such entities are generally not supported by the full faith and credit of the United States. Agencies and instrumentalities of the U.S. Government include, but are not limited to, Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, FHLMC,
FNMA, GNMA, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Because the U.S. Government generally is not obligated to provide support to its instrumentalities (i.e., such obligations are not backed by the full faith and credit of the U.S. Government), the Fund will invest in obligations issued by these instrumentalities only if the Adviser has determined that the anticipated returns from such investments are attractive in relation to the credit and other risks assumed in investing therein.

  [MORTGAGE BACKED SECURITIES ("MBS"). MBS are mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. The Fund expects to invest typically in MBS that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, although privately issued MBS may also be held. MBS represent participation interests in pools of fixed-rate, hybrid and adjustable-rate mortgage loans. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund may invest in mortgage loans that have had a history of refinancing opportunities (so called "seasoned MBS"). Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. The Adviser expects that under current market conditions many of the MBS, including seasoned MBS, held by the Fund will be premium bonds held at prices that exceed their par or principal value.

  The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain prepayment scenarios, the Fund will fail to recover the full amount of its investment in MBS purchased at a premium. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in "locking in" a specified interest rate. The value of the Common Shares may be adversely affected by fluctuations in interest rates underlying the MBS held by the Fund. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS, which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS, that are purchased at a premium, generally including seasoned MBS, may generate current income that exceeds market rates for comparable investments but tend to decrease in value as they mature, which may cause a resulting decrease in the Fund's net asset value per Common Share.

  The Fund may invest in classes of collateralized mortgage obligations ("CMOs") and various other MBS instruments. In choosing among CMO classes, the Adviser will evaluate the total income potential of each class and other factors.

  Certain government agencies or instrumentalities, such as GNMA, FNMA and FHLMC provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. Government.]

  OPTIONS-GENERALLY. The Fund's options activity may include writing (selling) call options on individual or baskets of portfolio securities held. The Fund may also purchase put options on individual or baskets of U.S. Treasury securities or U.S. Government Agency securities held in its portfolio to help protect against a decline in the value of its portfolio securities. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

  The Fund may also write "covered" call options. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser as described above. The Fund in limited circumstances may sell "naked" call options. A "naked" call option is one in which the Fund does not own the underlying security on which the option is written. To the extent the Fund writes "naked" call options the Fund will segregate liquid assets as required under the 1940 Act.

  If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. In most cases, net gains from the Fund's option strategy will be short-term capital gains which, for federal income tax purposes, will constitute net investment company taxable income. See "Federal Income Tax Matters."

  The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the actual or perceived volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for an option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as an asset and equivalent liability. The Fund then adjusts over time the liability to the market value of the option. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

  The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles.

  INDEX OPTIONS. The Fund may write (sell) written index call options. Index options are call options on a financial index such as the Lehman U.S. Treasury Index. The Fund will sell index call options that are exchange-listed or traded over-the-counter. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

  CALL OPTIONS AND COVERED CALL WRITING. The Fund may employ an options strategy known as "covered call option writing," which is a strategy designed to generate earnings and offset a portion of a market decline in the underlying security. The Fund may write (sell) options on securities held in the Fund's portfolio. The Fund may however, sell options on futures.

  FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and indices. Such transactions involve a risk of loss or depreciation due to adverse changes in prices of the reference securities or indices, and such losses may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. Transactions in financial futures and options on futures involve certain costs. There can be no assurance that the Fund's use of futures contracts will be advantageous. Financial covenants related to future Fund borrowings may limit use of these transactions.

  OTC OPTIONS. The Fund may sell put and call options and/or options on futures on the over-the-counter ("OTC") markets. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

  SELLING OPTIONS ON FUTURES. In addition to writing call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may write call options on futures contracts based upon U.S. Treasury securities and U.S. Government Agency securities. The Fund's use of such options on futures would be substantially similar to its use of options directly on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities and involves substantially similar risks. Such options generally operate in the same manner as options written directly on the underlying securities. A futures contract is a contract to buy or sell a security at a specified price on a future date at a price agreed upon when the contract is made. A call option on a futures contract, in return for the premium paid to the seller, gives the buyer the right to assume a position in a futures contract at the specified exercise price at any time during the life of the contract. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds the exercise price of the call option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. As in the case of written call options on individual or baskets of U.S. Treasury securities and U.S. Government Agency securities, the Fund may enter into closing purchase transactions to close out options written on index futures at any time prior to expiration.

  SWAPS - GENERALLY. Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, , interest rates or market conditions, to change the duration of the overall portfolio or to mitigate risk. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional value," i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may use swaps for risk management purposes and as a speculative investment.

  The net amount of the excess, if any, of the Fund's swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. If the other party to a swap contract defaults, the Fund's risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

  INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

  [TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Fund may use total return swaps for risk management purposes and as a speculative investment.

  The use of interest rate, total return, and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.]

  [CREDIT DEFAULT SWAPS. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

  The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.]

  [OTHER INTEREST RATE TRANSACTIONS. In addition to the Fund's Option Strategy as described herein, the Fund will invest in certain in other derivative instruments (which are instruments that derive their value from another instrument, security or index) for purposes of gaining exposure to the desired portfolio duration as recommended by the Fund's Sub-Adviser in connection with the Duration Strategy. This may be accomplished through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, , fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Collectively, all of the above are referred to as "Interest Rate Transactions." The Fund generally seeks to use Interest Rate Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities. The Fund may use Interest Rate Transactions to enhance potential gain, although the Fund will not enter into a Strategic Transaction to the extent such Strategic Transaction would cause the Fund to become subject to regulation by the Commodity Futures Trading Commission as a commodity pool.

  Interest Rate Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Interest Rate Transactions depends on the Adviser and Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Interest Rate Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Interest Rate Transactions are not otherwise available to the Fund for investment purposes. The use of Financial Leverage by the Fund, if any, may limit the Fund's ability to use Interest Rate Transactions.]

ADDITIONAL INVESTMENT TECHNIQUES

  The Fund may also invest in the securities and instruments as set forth below:

  [CMOS. Collateralized mortgage obligations ("CMOs") are a type of mortgage backed security that creates separate pools of pass-through rates for different classes of bondholders with varying maturities, called tranches. The CMO classes in which the Fund may invest include, but are not limited to, sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by either the U.S. Government (or one of its agencies or instrumentalities) or private issuers. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under an indenture pursuant to which the bonds are issued on collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will normally be sufficient collateral to secure CMOs that remain outstanding. The Fund has no current intention of investing in "principal only" CMO classes or tranches.]

  [MORTGAGE ROLLS. The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop" as well as by the interest earned on the cash proceeds of the initial sales. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities.]

  WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until delivery is made or payment is received from the other party to the transaction.

  BORROWINGS. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction.

  PORTFOLIO TURNOVER. The Fund cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of the Core Portfolio between [25]% and [75]%. [The Fund expects to maintain high turnover in call options and index call options, based on the Adviser's intent to sell call options and index call options on a continuous basis on a substantial portion of the value of the Fund's holdings.] A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in a realization of net short-term capital gains. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. Such trading will increase the Fund's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Fund, are taxable to Common Shareholders as ordinary income.

  SECURITIES LENDING. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written covered call contract or otherwise segregated to cover its exposures to certain derivative instruments.

  [REPURCHASE AGREEMENTS. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations, and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.]

                                  RISK FACTORS

  NO OPERATING HISTORY. The Fund is a newly organized, diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

  MARKET PRICE OF SHARES. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Common Shares may likewise trade at a discount from net asset value. The trading price of the Common Shares may be less than the public offering price. The risk may be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering. Net asset value will be reduced following the offering by the underwriting discount and the amount of offering expenses paid by the Fund.

  INVESTMENT AND MARKET RISK. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities like other market investments generally will fluctuate. Because the Fund intends to sell call options on a continuous basis on substantially the full value of its portfolio holdings, the Fund's appreciation potential from its investments in U.S. Government securities and U.S. Government Agency securities will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

  ISSUER RISK. Issuer risk is the risk that the value of securities may decline for a number of reasons directly related to the issuer or borrower.

  INTEREST RATE RISK. The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate securities held by the Fund can be expected to decline. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. U.S. interest rates have recently been at or near their lowest levels in many years and there may be a greater than normal risk that interest rates will continue to rise and cause the Fund's portfolio to decline in value. A decline in the value of fixed-rate securities held by the Fund will not effect interest income received on such securities, but will be reflected in a decline and the Fund's net asset value. There is no guarantee that the Fund's Duration Strategy will work and correctly predict the movement of interest rates or will mitigate the impact of the Fund's Option Strategy.

  REINVESTMENT RISK. Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund reinvests the proceeds from the disposition of its portfolio securities (whether pursuant to the Option Strategy, as a result of return of principal upon maturity, call or redemption by the issuer, or sale by the Fund) at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the market price of Fund's Common Shares.

  RISK ASSOCIATED WITH U.S. GOVERNMENT AGENCY SECURITIES. U.S. Government Agency securities, including securities issued by U.S. Government-sponsored enterprises and instrumentalities are not direct obligations of the United States and may not be backed by the full faith and credit of the United States. Certain U.S.

the full faith and credit of the United States. Certain U.S. Government-sponsored enterprises are backed by the full faith and credit of the U.S. Government. However, other government-sponsored enterprises are not backed by the full faith and credit of the U.S. Government. Such enterprises are supported only by the discretionary authority of the U.S. Government to purchase the enterprises' obligations, and therefore are subject to increased credit risk.

     OPTION STRATEGY RISK. The Fund will employ, through its Option Strategy, a strategy of writing (selling) call options on the Fund's portfolio of U.S. Treasury Securities and U.S. Government Agency Securities and/or options futures on U.S. Treasury Securities and U.S. Government Agency Securities.

     o RISKS ASSOCIATED WITH WRITING CALL OPTIONS ON SECURITIES. There are numerous risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of underlying security to the extent that the increased market value exceeds option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security decline. The writer of an option has no control over when during the exercise period of the option it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Call options may not correlate exactly with a change in the market value of the underlying security which may impact the Fund's NAV.

           The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

           The Fund may effect option transactions in "over-the-counter" markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange-based" markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.

           The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

     o RISKS OF SELLING INDEX CALL OPTIONS. The Fund may write (sell) written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash and does not involve the actual purchases or sale of a security, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

           A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the applicable index above the exercise price of the call option, but retains the risk of loss should the value of the applicable index decline. When an index call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

     o EXCHANGE-TRADED OPTIONS RISK. The hours of trading for index options may not conform to the hours during which securities held by the Fund are traded. To the extent that the options markets close before the markets for the securities underlying the index option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Index options are marked to market daily and their value will be affected by changes in the value of the securities represented in an index, an increase in interest rates, changes in the actual or perceived volatility of the overall stock market and the underlying securities represented in an index, and the remaining term to the option's expiration. The value of options also may be adversely affected if the market for options is reduced or becomes illiquid.

           The Fund's transactions in exchange-traded options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment advisory clients of the Adviser, the Sub-Adviser or their respective affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

           In addition, no assurance can be given that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle the then-current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     DURATION STRATEGY RISK. The Fund will use a duration management strategy in order to seek to generate capital appreciation through the selective adjustment of the duration of the Core Portfolio based on the Sub-Adviser's research outlook. There are no assurances that the Fund's Duration Strategy will be successful. The success of the Fund's Duration Strategy depends significantly on the Adviser and Sub-Adviser's ability to accurately predict interest rate movements and to adjust the Fund's portfolio correctly and in a timely manner.

     o QUANTITATIVE MODEL RISK. The Duration Strategy is highly dependent proprietary on quantitatively-based models that have been research, developed and utilized by the Sub-Adviser, although generally these models have not been independently tested or otherwise reviewed (other than by the Adviser or Sub-Adviser), which the Sub-Adviser uses to evaluate the interest rate environment. The Sub-Adviser's models employ assumptions that abstract a limited number of variables from complex financial markets which they attempt to replicate. Any one or all of these assumptions, whether or not supported by past experience, could prove over time to be incorrect. Also, if material factors are not incorporated into the Sub-Adviser's models, or are incorporated inaccurately, losses could result. The outputs of the Sub-Adviser's models may differ substantially from the reality of the markets.

     o DERIVATIVES RISK. The Adviser and Sub-Adviser will implement the Duration Strategy through the use of certain derivative instruments, including but not limited to swaps and futures. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying reference or valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in over-the-counter (OTC) derivative instruments permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies).

     [RISKS OF INVESTING IN MORTGAGE-BACKED SECURITIES ("MBS"). The value of Fund shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment and when MBS are trading at a substantial premium. Prepayments may cause the Fund to incur capital loss and may reduce the Fund's income distributions because the proceeds of a prepayment may be invested in lower-yielding securities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund's portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Common Shares can also be adversely affected by erosion in premiums on MBS held. Certain government agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Such guarantees may or may not be backed by the full faith and credit of the U.S. Government.]

     EXTENSION RISK. The risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

     CREDIT RISK. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in the issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

     Obligations issued or guaranteed by the U.S. Government are considered to have minimal credit risk. Obligations issued or guaranteed by U.S. Government agencies or U.S. Government-sponsored enterprises and instrumentalities, which are generally not supported by the full faith and credit of the United States, may be more exposed to credit risk.

     CALL AND REDEMPTION RISK. A bond's issuer may call a bond for redemption before it matures. If this happens to a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

     INCOME RISK. The income shareholders receive from the Fund is based primarily on the interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long term. If prevailing market interest rates decline, interest rates on debt securities held by the Fund, and shareholders' income from the Fund, would likely decline as well. Income risk is greater for this Fund than for a fund that does not write (sell) covered calls. If prevailing market interest rates decline causing the market value of the Fund's existing portfolio of securities to rise above the exercise price of the calls written by the Fund, the Fund would likely not be able to realize the increase in the value of its existing portfolio of securities to buy additional securities and maintain its level of income.

     INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund's investment will be worth less in the future as inflation decreases the value of money. Recent significant increases in the price of oil, natural gas and other petroleum products may have an inflationary effect on the economy and increase inflation risk. As inflation increases, the real, or inflation adjusted, value of the Fund's Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

     U.S. DOLLAR RISK. A weakening of the value of the U.S. dollar relative to the currencies of other developed countries may cause foreign demand for U.S. Treasury securities to fall. Reduced foreign demand for U.S. Treasury securities may result in a rise in U.S. interest rates. When interest rates rise, the value of the Fund's fixed rate securities can be expected to decline and will be reflected in a decline in the Fund's net asset value.

     CORRELATION RISK. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. To the extent there is a lack of correlation, movement in the securities, indexes or interests rates underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from option premiums. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's Option Strategy involves the risk that the changes in value if the securities or indexes underlying the written call option positions will not correlate closely with changes in the market value of the securities held by the Fund The Fund's Duration Strategy presents the opportunity for differences in correlation between the Fund and the underlying markets based on interest rate movements and the losses from the Duration Strategy may be greater than gains generated by the Fund and the options premiums received.

     TAX RISK. Reference is made to "Federal Income Tax Matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Certain transactions entered into by the Fund are subject to special tax rules that may, among other things, (i) affect the character of gains and losses realized, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (iii) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to regulated investment companies). Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark to market certain types of positions in its portfolio, including some of its call options (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash.

     LIQUIDITY OF INVESTMENTS. Liquidity of a security or instrument relates to the ability to easily dispose of the security or instrument and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities or investments may trade at a discount from comparable, more liquid investments.

     MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of the Adviser and the individual portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that the Adviser and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by the Adviser and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

     FINANCIAL LEVERAGE RISK. Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to the Adviser will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

     MARKET DISRUPTION. Instability in the Middle East, geopolitical tensions elsewhere and terrorist attacks in the U.S. and around the world have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets.

     ANTI-TAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. See "Description of Capital Structure - Anti-Takeover Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Fund's Board of Trustees. There are [ ] Trustees of the Fund. [ ] of the Trustees are "interested persons" (as defined in the 1940 Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations are set forth under "Management of the Fund" in the Statement of Additional Information.

THE ADVISER

     Federated Investment Management Company, a wholly-owned subsidiary of Federated, acts as the Fund's investment adviser and provides administrative services to the Fund. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated Investors, Inc. is one of the largest investment managers in the United States, managing $250 billion in assets as of May 31, 2007. With [ ] mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly 5,600 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated is the control person of the Adviser.

     [The Fund's Portfolio Manager is Donald T. Ellenberger who is responsible for the overall management of the Fund's investments. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager. He is also currently Co-Head of the government/mortgage-backed fixed income groups of Federated. He served as a Vice President of the Fund's Adviser from 1997 through 2004. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, NAN. Mr. Ellenberger received his B.A. from Pennsylvania State University, and an M.B.A. in Finance from Stanford University.

THE SUB-ADVISER

Dix Hills Partners, LLC has been engaged by FIMC to act as the Fund's Sub-Adviser and to provide investment advisory services to the Adviser with respect to the Duration Strategy. The Sub-Adviser's address is 1400 Old Country Road, Suite 209, Westbury, New York 11590. Dix Hills Partners, LLC is an SEC registered investment adviser and Commodity Trading Adviser (CTA), managing over $500 million in total assets as of May 31, 2007. With two hedge funds and separately managed accounts in a focused set of investment strategies revolving around Dix Hills' proprietary interest rate forecasting research, Dix Hills provides institutional and high net worth investors with investment management services. Federated has established a "Business Alliance" with Dix Hills Partners, as of April 1, 2007, and as a result, holds a minority non-voting interest in Dix Hills as of May 31, 2007].

[The portfolio manager for the Fund is Joseph A. Baggett, CFA. Mr. Baggett is a founder, Managing Member and Senior Portfolio Manager for Dix Hills Partners, LLC. Mr. Baggett is responsible for developing the quantitative approach Dix Hills uses in generating their interest rate direction forecast and the subsequent implementation of the duration position. For the Fund, Mr. Baggett will work closely with the Adviser in implementing the Duration Strategy.

Prior to starting Dix Hills Partners, LLC in early 2003, Mr. Baggett served as Executive Director, Quantitative Investments Group, UBS Global Asset Management in New York. At UBS, Mr. Baggett was senior portfolio manager/research analyst for the quantitatively driven investment strategy group that managed over $6 billion in assets. Additionally, Mr. Baggett was also a member of the Portfolio Management Team for UBS Tactical Allocation Fund, a $3 billion, a fully flexible mutual fund that allocated between stocks (S&P 500), bonds (intermediate-term Treasury notes) and cash on the basis of a quantitatively-driven market valuation model. He has extensive experience in other traditional quantitative disciplines as well, including portfolio optimization, indexation, stock selection models, performance attribution/analysis, risk management and securities and derivatives trading. Prior to UBS Asset Management, Mr. Baggett worked as an Economist at PaineWebber, Inc., part of a three-person unit that produced the firm's U.S. economic growth, inflation and interest rate outlooks. Prior to PaineWebber, Mr. Baggett worked at the Federal Reserve Bank of New York as an Assistant Economist, Domestic Financial Markets Division. Mr. Baggett holds a B.A. in Economics from Columbia University (1989 Summa Cum Laude, Phi Beta Kappa).

The Dix Hills interest rate forecasting approach is based on a dynamic investment methodology developed to exploit the near-term predictability of interest rate movements. Its foundation is a quantitative research discipline that uses precise, widely available, macroeconomic, valuation and technical variables  to forecast  the  movement of interest  rates.  Over 40 years of data incorporating these same variables were researched in developing this proprietary methodology. The research is applied each month to client assets by adjusting the Fund's duration on a monthly basis.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

INVESTMENT ADVISORY AGREEMENT

     Pursuant to an investment management agreement between the Adviser and the Fund, the Adviser will receive an annual fee in a maximum amount equal to [___]% of the average daily value of the Fund's Managed Assets (the "Management Fee"). For these purposes, "Managed Assets" means the total assets of the Fund (including assets attributable to any form of investment leverage that the Fund may in the future determine to utilize) minus the sum of accrued liabilities (other than debt representing financial leverage). The Adviser has contractually agreed to reimburse the Fund to the extent total fund expenses exceed [___]% annually.

     In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

INVESTMENT SUB-ADVISORY AGREEMENT

     [Pursuant to a subadvisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will receive an annual fee in a maximum amount equal to [ ]% of the average daily value of the Fund's Managed Assets (the "Sub-Advisory Fee"). For these purposes, "Managed Assets" means the total assets of the Fund (including assets attributable to any form of investment leverage that the Fund may in the future determine to utilize) minus the sum of accrued liabilities (other than debt representing financial leverage).]

ADMINISTRATIVE AGREEMENT

     Federated Services Company ("the Administrator"), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. The Administrator's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222- 3779. The Administrator provides these services at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below: .

                                 DISTRIBUTIONS

     [Commencing with the Fund's first distribution, the Fund intends to make regular [monthly] cash distributions to Common Shareholders. To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual income available for distribution. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income available for distribution from that month. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value. The amount of each monthly distribution will vary. As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund's distribution policy will change. In its distributions, the Fund intends to include amounts attributable to the receipt of option premiums. In certain circumstances, the Fund's distribution policy may result in a portion of distributions to Common Shareholders being characterized as return of capital for federal income tax purposes as discussed below. The Board may modify its distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 45 days and paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. See "Federal Income Tax Matters."

     The net investment income of the Fund will consist of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. Substantially all of the Fund's investment company taxable income will be distributed each year. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). To the extent that the Fund's net investment income and net capital gain for any year exceed the total monthly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required.

     The tax treatment and characterization of the Fund's distributions may vary substantially from time to time because of the varied nature of the Fund's investments. If the Fund's total [monthly] distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. [Distributions in any year may include a substantial return of capital component.] Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide common Shareholders a written statement regarding the components of such distribution. A return of capital is a distribution to Common Shareholders that is not attributable to the Fund's earnings but, represents a return of part of the Common Shareholder's investment. If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder's tax basis in the Common Shares (thus reducing a shareholder's adjusted tax basis in his, her or its Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjust tax. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the Common Shares sold. For example, in year one, a Common Shareholder purchased 100 shares of the Fund at $10 per Share. In year two, the Common Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Common Shareholder an adjusted basis of $9 per share. In year three, the Common Shareholder sells the 100 shares for $15 per Share. Assuming no other transactions during this period, a Common Shareholder would have a capital gain in year three of $6 per share ($15 minus $9) for a total capital gain of $600.


     See "Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in shares of Common Shares. Dividends and distributions may be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.]

                           FEDERAL INCOME TAX MATTERS

     [The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates & Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company ("RIC") status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

     The Fund will distribute each year all or substantially all of its net investment income, which consists of all interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated options positions, 40% of gains on 1256 contracts and gains on the sale of portfolio investments held one year or less) in excess of long-term capital loss and less all expenses of the Fund. Distributions of net investment income generally are taxable to Common Shareholders as ordinary income. The Fund will also distribute at least annually any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions of the Fund's net capital gain ("capital gain dividends"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of the length of time Common Shares have been held by Common Shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after the adjusted tax basis has been reduced to zero, will constitute capital gains to the Shareholder. See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). The Fund's distributions generally will not qualify either for the dividends received deduction generally available to corporate taxpayers or as qualified dividend income subject to favorable tax rates for individual taxpayers.

     Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs).
Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to avoid any possible disqualification for the special treatment afforded RICs under the Code.

     The Fund's transactions in options are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short- term capital gain or ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short- term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

     The taxation of options such as the Fund expects to write and purchase is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

     As discussed above the Fund may sell OTC options. In the case of any Fund transactions involving listed non-equity options or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

     Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds a security and an offsetting option with respect to such security or substantially identical securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short- term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of securities at a loss in a case in which identical or substantially identical securities (or an option to acquire such property) is or has been acquired within a prescribed period.

     The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the IRS.

     Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

     Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% through 2010 for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets or 0% for tax years beginning after December 31, 2007). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

     An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (28% through 2010).

     The foregoing briefly summarizes some of the material federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds the Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any pending or proposed tax law changes.]

                           DIVIDEND REINVESTMENT PLAN

     Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by [ ] (the "Plan Administrator"), the administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Common Shares are registered in your name or by contacting your bank, broker or other entity if your Common Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (each, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the cash-equivalent in Common Shares. Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (1) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (2) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or less than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount less brokerage commissions in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next "ex-dividend" date for the Common Shares or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market
Purchases. It is contemplated that the Fund will pay monthly Dividends. Therefore, open-market purchase can only be made during the period from the payment date at each dividend until the next ex-dividend date for Common Shares, a period at approximately 10 days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date.

   Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $[15.00] sales fee and a $[.12] per share sold brokerage commission.

     The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence or questions concerning the Plan should be directed to the Plan Administrator, .

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated statutory trust organized under the laws of the State of Delaware on July 11, 2007 by a Certificate of Trust pursuant to an Agreement and Declaration of Trust effective as of July 11, 2007 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

     The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any personal liabilities of the Fund, and together with the Fund's By-laws, indemnifies shareholders against any such liability.

     The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares, as prescribed by the 1940 Act. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. See "Federal Income Tax Matters." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

     The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

     The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

PREFERRED SHARES

     The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

   In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund's Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund's Board if only one dividend on the preferred shares is in arrears.

   In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

[CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

  [The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program ("Program"), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

   In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowings the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets, including the amount borrowed). The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.]

EFFECTS OF POSSIBLE FUTURE LEVERAGE

   As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

   In addition, the fee paid to the Adviser will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT METHODS

   Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with the Adviser, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

   The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only removed for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the Common Shares then entitled to vote in an election of such Trustee.

   In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

   The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities Exchange Commission for the full text of these provisions.

CONVERSION TO OPEN-END FUND

   To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" will be required, which as defined in the 1940 Act and used herein means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, if any, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities are made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

                                  UNDERWRITING

      Subject to the terms and conditions stated in the purchase agreement dated
         , 2007, each Underwriter named below, for which [ ], [ ] and [ ] are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.


  UNDERWRITER                                                      NUMBER OF
  -----------                                                      COMMON SHARES
                                                                   -------------













                                                                  --------------
Total.............................................................
                                                                  ==============

   The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase the Common Shares.

   The Underwriters, for whom [ ], [ ], and [ ]are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $[ ] per Common Share. The sales load the Fund will pay of $[ ] per Common Share is equal to [ ]% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not to exceed $[ ] per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before , 2006. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to additional Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and the Adviser have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of [ ] as representative of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. [ ] in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been authorized for listing on the New York Stock Exchange, subject to notice of issuance.

   The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

                                                      PAID BY FUND
                                               ---------------------------
                                               NO EXERCISE    FULL EXERCISE
                                               -----------    -------------
Per share...................................         $             $
                                                     ---           ---
Total.......................................         $             $
                                                     ---           ---

   The  Fund  and  the  Adviser  have  each  agreed  to  indemnify  the  several
Underwriters  against  certain  liabilities,  including  liabilities  under  the
Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of these liabilities.

   The Fund will pay all of its offering costs up to and including $ per Common Share. The Fund has agreed to pay the Underwriters $ per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay the amount by which the Fund's offering costs (other than the sales load but inclusive of the reimbursement of Underwriter expenses of $ per share) exceed $ per share. The Adviser has agreed to pay all of the Fund's organizational expenses.

   Additional Compensation. The Fund has agreed to pay the Underwriters $[ ] per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser (and not the Fund) has agreed to pay to ________ and ________ ("Qualifying Underwriters") from its own assets an annual fee of up to
[ ]%, of average daily value of the Fund's Managed Assets (including a proportionate share of assets that may in the future be acquired using leverage) based on each Qualifying Underwriter meeting certain sales targets for Common Shares sold in connection with this offering. Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of the Adviser. The sum of these fees will not exceed % of the total initial price to the public of the Common Shares offered hereby and will be payable in arrears at the end of each calendar quarter during the continuance of the Investment Advisory Agreement or other advisory agreement between the Adviser and the Fund. Additionally, the Adviser (and not the Fund) will pay to [ ] from its own assets a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of the Fund's Common Shares in an amount equal to $[ ], which is [ ]% of the total initial price to the public of the Common Shares offered hereby. The sum of the noted fees to be paid by the Adviser to the Qualifying
Underwriters and [ ], the amounts paid by the Fund to reimburse certain Underwriter and other expenses and the sales load to be paid by the Fund will not exceed [ ]% of the total initial price to the public of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

   In connection with the requirements for listing the Common Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the New York Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a Prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   In connection with the offering, [ ] on behalf of the Underwriters, may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the overallotment option. Transactions to close out the covered syndicate short involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the overallotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

   The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when [ ] repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

   Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

   A Prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

   The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Certain Underwriters have performed investment banking and advisory services for the Adviser and their affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser in the ordinary course of business.

   Prior to the public offering of Common Shares, an affiliate of the Adviser will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

   The principal business address of [ ] is [ ].


                          CUSTODIAN AND TRANSFER AGENT

   [State Street Bank and Trust Company ("State Street"), , Boston, Massachusetts] is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. State Street maintains the Fund's general ledger and computes net asset value per share daily.

   [Computershare Limited] is the transfer agent and dividend disbursing agent of the Fund.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Preston Gates & Ellis LLP, Boston, Massachusetts, and for the Underwriters by [ ].

                            REPORTS TO SHAREHOLDERS

   The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [                        ],  is the independent  registered public accounting
firm for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

     The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities Exchange Commission. The complete Registration Statement may be obtained from the Securities Exchange Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

   Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
                                                                           PAGE
                                                                           ----

Additional Investment Information and Restrictions.......................
Trustees and Officers....................................................
Investment Advisory and Other Services...................................
Determination of Net Asset Value.........................................
Portfolio Trading........................................................
Taxes....................................................................
Other Information........................................................
Independent Registered Public Accounting Firm............................
Statement of Assets and Liabilities......................................
Notes to Financial Statements............................................
Appendix A: Proxy Voting Policies and Procedures.........................  A-

                           THE FUND'S PRIVACY POLICY


     Federated Investors, Inc. recognizes that you expect us to protect both your assets and your financial information. We respect your right to privacy and your expectation that all personal information about you or your account will be maintained in a secure manner. We are committed to maintaining the confidentiality, security and integrity of client and shareholder information. We want you to understand the Federated policy that governs the handling of your information, how Federated obtains information, how that information is used and how it is kept secure.

INFORMATION FEDERATED RECEIVES
Federated may receive nonpublic personal information about you from the following sources:

        o We may receive information from you or from your financial representative on account applications, other forms or electronically. Examples of this information may include your name, address, Social Security Number, assets and income.


        o We may receive information from you or from your financial representative through transactions, correspondence, and other communications. Examples of this information include specific investments and your account balances.


        o We may obtain other personal information from you in connection with providing you a financial product or service. Examples of this information include depository, debit or credit account numbers.

INFORMATION SHARING POLICY
Except as described below, Federated does not share customer information. We will not rent, sell, trade, or otherwise release or disclose any personal information about you. Any information you provide to us is for Federated's use only. If you decide to close your account(s) or become an inactive customer, we will adhere to these privacy policies and practices.

     Federated will not disclose consumer information, account numbers, access numbers, or access codes for credit cards, deposit, or transaction accounts to any nonaffiliated third party for use in telemarketing, direct mail, or other marketing purposes.

     Federated limits the sharing of nonpublic personal information about you with financial or non-financial companies or other entities, including companies affiliated with Federated, and other, nonaffiliated third parties, to the following exceptions:

        o We may share information when it is necessary and required to process a transaction or to service a customer relationship. For example, information may be shared with a company that provides account record keeping services or a company that provides proxy services to shareholders.


        o We may share information when it is required or permitted by law. For example, information may be shared to protect you against fraud or with someone who has a legal or beneficial interest, such as your power of attorney, or in response to a subpoena.


        o We may disclose some or all of the information described above with companies that perform marketing or other services on our behalf.

     For example, we may share information about you with the financial intermediary (bank, investment adviser, or broker-dealer) through whom you purchased Federated products or services, or with providers of marketing, legal, accounting, or other professional services.

     This is only a summary of the Fund's privacy policy, for more information and copy of the complete privacy policy, please call 1-800-341-7400.

--------------------------------------------------------------------------------


                    FEDERATED ENHANCED TREASURY INCOME FUND

                                 COMMON SHARES


                                     (LOGO)

                           ---------------------------


                                   PROSPECTUS


                                               , 2007


                           ---------------------------













--------------------------------------------------------------------------------

                                             SUBJECT TO COMPLETION JULY 18, 2007

STATEMENT OF ADDITIONAL INFORMATION
[             ], 2007

FEDERATED ENHANCED TREASURY INCOME FUND

FEDERATED INVESTORS FUNDS
5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7000
1-800-341-7400

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Additional Investment Information and Restrictions........................
Trustees and Officers.....................................................
Investment Advisory and Other Services....................................
Determination of Net Asset Value..........................................
Portfolio Trading.........................................................
Taxes.....................................................................
Other Information.........................................................
Independent Registered Public Accounting Firm.............................
Financial Statements......................................................
Appendix A: Ratings.......................................................
Appendix B: Proxy Voting Policies and Procedures..........................

   THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF FEDERATED ENHANCED TREASURY INCOME FUND (THE
"FUND") DATED [ ], 2007, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-341-7400.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

   Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund's Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

   Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

   U.S. TREASURY SECURITIES. As described in the Prospectus, the Fund will invest primarily in U.S. Treasury securities. U.S. Treasury securities are direct obligations of the government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

   U.S. GOVERNMENT AGENCY SECURITIES. As described in the Prospectus, the Fund may also invest up to 20% of its net assets in U.S. Government Agency securities. U.S. Government Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (GSE) acting under federal authority. Some GSE securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer's Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

   Other GSEs receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, and Tennessee Valley Authority in support of such obligations.

   A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include the Farm Credit System, Financing Corporation and Resolution Funding Corporation. Investors regard agency securities as having low credit risks, but not as low as U.S. Treasury securities. The Fund treats mortgage -backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks. The Fund does not plan to invest in mortgage-backed securities of any U.S. Government Agency.

   SECURITIES LENDING

   As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

   Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

   The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, but Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

   TEMPORARY INVESTMENTS

   The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

   INVESTMENT RESTRICTIONS

   The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as defined in the 1940 Act and used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

      (1) Borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

      (2) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

      (3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

      (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

      (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

      (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

      (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments;

      (8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

      (9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed solely by the U.S. government or its agencies or instrumentalities).

   The Fund may borrow money as a temporary measure for extraordinary or emergency purposes. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

   With regard to restriction (5), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total assets.

   For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

   Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

   Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

                              TRUSTEES AND OFFICERS

   The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. As used in this SAI, Federated Investment Management Company is the Fund's investment adviser (the "Adviser") and is a wholly owned subsidiary of Federated Investors, Inc. ("Federated").

[INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]


                          POSITION(S)       TERM OF OFFICE AND    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
NAME AND DATE OF BIRTH    WITH THE FUND     LENGTH OF SERVICE             AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
TRUSTEES                                                          PRINCIPAL  OCCUPATIONS:  Principal Executive Officer and
--------                                                          President of the  Federated  Fund  Complex;  Director or
                                                                  Trustee  of  some of the  Funds  in the  Federated  Fund
J. CHRISTOPHER DONAHUE    Initial Trustee   Since 7/11/07         Complex;   President,   Chief   Executive   Officer  and
                          and President                           Director,   Federated  Investors,   Inc.;  Chairman  and
                                                                  Trustee,   Federated   Investment   Management  Company;
                                                                  Trustee,  Federated Investment Counseling;  Chairman and
                                                                  Director,  Federated Global Investment Management Corp.;
                                                                  Chairman,   Federated  Equity   Management   Company  of
                                                                  Pennsylvania,   Passport  Research,  Ltd.  And  Passport
                                                                  Research  II,  Ltd.;  Trustee,   Federated   Shareholder
                                                                  Services Company; Director, Federated Services Company.

                                                                  PREVIOUS  POSITIONS:   President,  Federated  Investment
                                                                  Counseling;   President  and  Chief  Executive  Officer,
                                                                  Federated  Investment   Management  Company,   Federated
                                                                  Global   Investment   Management   Corp.   and  Passport
                                                                  Research, Ltd.























PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES [TO BE ADDED BY AMENDMENT]
---------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                          POSITION          TERM OF OFFICE AND
NAME AND DATE OF BIRTH    WITH THE FUND     LENGTH OF SERVICE     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
John B. Fisher            President and     Since 7/11/07         PRINCIPAL  OCCUPATIONS:  President,  Director/Trustee  and
                          Principal                               CEO,  Federated   Advisory  Services  Company,   Federated
                          Executive Officer                       Equity  Management  Company  of  Pennsylvania,   Federated
                                                                  Global Investment  Management Corp.,  Federated Investment
                                                                  Counseling,   Federated  Investment   Management  Company;
                                                                  President and CEO of Passport  Research,  Ltd.;  President
                                                                  of some of the Funds in the  Federated  Fund  Complex  and
                                                                  Director, Federated Investors Trust Company.

                                                                  PREVIOUS   POSITIONS:   President   and  Director  of  the
                                                                  Institutional  Sales  Division  of  Federated   Securities
                                                                  Corp.;  President  and  Director of  Federated  Investment
                                                                  Counseling;    Director,    Edgewood   Securities   Corp.;
                                                                  Director,  Federated Services Company; Director, Federated
                                                                  Investors,   Inc.;  Chairman  and  Director,   Southpointe
                                                                  Distribution  Services,  Inc. and  President,  Technology,
                                                                  Federated Services Company.

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
John W. McGonigle         Executive Vice    Since 7/11/07         PRINCIPAL   OCCUPATIONS:   Executive  Vice  President  and
                          President and                           Secretary of the Federated  Fund Complex;  Vice  Chairman,
                          Secretary                               Executive   Vice   President,   Secretary   and  Director,
                                                                  Federated Investors, Inc.

                                                                  PREVIOUS   POSITIONS:    Trustee,   Federated   Investment
                                                                  Management  Company and Federated  Investment  Counseling;
                                                                  Director,  Federated Global  Investment  Management Corp.,
                                                                  Federated Services Company and Federated Securities Corp.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Richard A. Novak          Treasurer and     Since 7/11/07         PRINCIPAL  OCCUPATIONS:  Principal  Financial  Officer and
                          Principal                               Treasurer  of the  Federated  Fund  Complex;  Senior  Vice
                          Financial and                           President,  Federated Administrative  Services;  Financial
                          Accounting                              and Operations  Principal for Federated  Securities Corp.,
                          Officer                                 Edgewood  Services,  Inc.  and  Southpointe   Distribution
                                                                  Services, Inc.

                                                                  PREVIOUS POSITIONS:  Controller  of  Federated  Investors,
                                                                  Inc.;  Vice  President,  Finance  of  Federated   Services
                                                                  Company;  held   various  financial  management  positions
                                                                  within The  Mercy Hospital  of Pittsburgh; Auditor, Arthur
                                                                  Andersen & Co.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Brian P. Bouda            Chief Compliance  Since 7/11/07         PRINCIPAL  OCCUPATIONS:  Senior Vice  President  and Chief
                          Officer                                 Compliance  Officer of the Federated  Fund  Complex;  Vice
                                                                  President  and  Chief  Compliance   Officer  of  Federated
                                                                  Investors,  Inc.;  and  Chief  Compliance  Officer  of its
                                                                  subsidiaries.  Mr. Bouda joined Federated in 1999 and is a member of the American Bar  Association  and the State Bar
                                                                  Association of Wisconsin.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Peter J. Germain          Chief Legal       Since 7/11/07         PRINCIPAL  OCCUPATIONS:  General  Counsel  to  Federated
                          Officer                                 Investors, Inc.

                                                                  PREVIOUS  POSITIONS  From  September  1997 until October
                                                                  2003,   Mr.   Germain  was  the  Managing   Director  of
                                                                  Federated's  Mutual Fund Services  Division.  In 2000 he
                                                                  assumed    responsibility   for   Federated's    Product
                                                                  Development  department and in 2001  administrative  and
                                                                  product support for Federated's  offshore  business.  In
                                                                  2002 Mr.  Germain  also  became the  manager of the Reed
                                                                  Smith relationship, Federated's primary outside counsel,
                                                                  and  in  April  2003  assumed   responsibility  for  the
                                                                  Compliance  Department.  In October of 2003, Mr. Germain
                                                                  was appointed  Special  Counsel to Federated  Investors,
                                                                  Inc. He assumed  his role as General  Counsel on January
                                                                  1, 2005.

----------------------------------------------------------------------------------------------------------------------------


COMMITTEES OF THE BOARD [TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]
------------------------
---------------------------------------------------------------------------------------------------------
BOARD COMMITTEE    COMMITTEE MEMBERS     COMMITTEE FUNCTION                     MEETING HELD
                                                                                SINCE FUND'S
                                                                                INCEPTION.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Executive                                Between  meetings  of the full Board
---------                                the  Executive  Committee  generally
                                         may  exercise  all the powers of the
                                         full  Board  in the  management  and
                                         direction   of  the   business   and
                                         conduct  of the  affairs of the Fund
                                         in  such  manner  as  the  Executive
                                         Committee  shall  deem  to be in the
                                         best interests of the Fund. However,
                                         the Executive Committee cannot elect
                                         or remove Board members, increase or
                                         decrease  the  number  of  Trustees,
                                         elect or remove any Officer, declare
                                         dividends, issue shares or recommend
                                         to shareholders any action requiring
                                         shareholder approval.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Audit                                    The purposes of the Audit  Committee
-----                                    are to oversee  the  accounting  and
                                         financial  reporting  process of the
                                         Fund,  the Fund's  internal  control
                                         over  financial  reporting,  and the
                                         quality,  integrity and  independent
                                         audit   of  the   Fund's   financial
                                         statements.   The   Committee   also
                                         oversees  or assists  the Board with
                                         the  oversight  of  compliance  with
                                         legal requirements relating to those
                                         matters, approves the engagement and
                                         reviews     the      qualifications,
                                         independence  and performance of the
                                         Fund's independent registered public
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                         accounting  firm,  acts as a liaison
                                         between the  independent  registered
                                         public accounting firm and the Board
                                         and  reviews  the  Fund's   internal
                                         audit function.
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Nominating                               The  Nominating   Committee,   whose
----------                               members    consist    entirely    of
                                         Independent  Trustees,  selects  and
                                         nominates  persons  for  election to
                                         the  Fund's  Board  when   vacancies
                                         occur.  The Committee  will consider
                                         candidates       recommended      by
                                         shareholders,  Independent Trustees,
                                         officers or  employees of any of the
                                         Fund's  agents or service  providers
                                         and   counsel   to  the  Fund.   Any
                                         shareholder  who  desires to have an
                                         individual considered for nomination
                                         by  the  Committee   must  submit  a
                                         recommendation  in  writing  to  the
                                         Secretary of the Fund, at the Fund's
                                         address  appearing on the back cover
                                         of  this   Statement  of  Additional
                                         Information.    The   recommendation
                                         should  include the name and address
                                         of  both  the  shareholder  and  the
                                         candidate  and detailed  information
                                         concerning      the      candidate's
                                         qualifications  and  experience.  In
                                         identifying      and      evaluating
                                         candidates  for  consideration,  the
                                         Committee    shall   consider   such
                                         factors  as  it  deems  appropriate.
                                         Those   factors   will    ordinarily
                                         include:  integrity,   intelligence,
                                         collegiality,  judgment,  diversity,
                                         skill,     business     and    other
                                         experience,   qualification   as  an
                                         "Independent Trustee," the existence
                                         of material  relationships which may
                                         create the  appearance  of a lack of
                                         independence,      financial      or
                                         accounting  knowledge and experience
                                         and  dedication  and  willingness to
                                         devote   the  time   and   attention
                                         necessary    to    fulfill     Board
                                         responsibilities.
---------------------------------------------------------------------------------------------------------


SHARE OWNERSHIP

   The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Federated Funds overseen by the Trustee as of [_________, 200_.] [TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES OWNED IN
                                                                                ALL REGISTERED FUNDS
                                              DOLLAR RANGE OF EQUITY            OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                               SECURITIES OWNED IN THE FUND      FEDERATED FUND COMPLEX
----------------                              ----------------------------      ----------------------
INTERESTED TRUSTEES
 [NAME]...................................                None
INDEPENDENT  TRUSTEES
 [NAME]...................................                None
 [NAME]...................................                None
 [NAME]...................................                None
 [NAME]...................................                None
 [NAME]...................................                None

   As of December 31, 200[ ], no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser, Federated Securities Corp., Federated or [___________] or any person controlling, controlled by or under common control with the Adviser or Federated.

   During the calendar years ended December 31, 200[ ] and December 31, 200[ ], no Independent Trustee (or their immediate family members) had:

      1. Any direct or indirect interest in the Adviser, Federated Securities Corp., Federated or [_________________] or any person controlling, controlled by or under common control with the Adviser, Federated Securities Corp. or Federated;

      2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by the Adviser or Federated, distributed by Federated Securities Corp., or [______________________] or a person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp. or [______________]; (iii) the Adviser, Federated, Federated Securities Corp. or [________________]; (iv) a person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp. or [______________________]; or (v) an officer of any of the above; or

      3. Any  direct or  indirect  relationship  with (i) the Trust or any Fund;
   (ii) another fund managed by the Adviser or Federated or distributed by Federated Securities Corp.; or a person controlling, controlled by or under common control with the Adviser, Federated or Federated Securities Corp.;
   (iii) the Adviser, Federated or Federated Securities Corp.; (iv) a person controlling, controlled by or under common control with the Adviser or Federated Securities Corp.; or (v) an officer of any of the above.

   During the calendar years ended December 31, 200[ ] and December 31, 200[ ], no officer of the Adviser, Federated or Federated Securities Corp., or any person controlling, controlled by or under common control with the Adviser, Federated, Federated Securities Corp., or [________________] served on the Board of Directors of a company where an Independent Trustee of the Fund or any of their immediate family members served as an officer.

   Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Federated Family of Funds, and the amount ultimately paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

   The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Federated organization receives no compensation from the Fund.) Officers of the Fund who are not Trustees of the Fund receive no compensation from the Fund. During the Fund's fiscal year ending [ ], 2006, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 200[ ], the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Federated fund complex(1). [TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

                                          [NAME]  [NAME]  [NAME]  [NAME]  [NAME]
SOURCE OF COMPENSATION
Fund*.................................... $    0  $    0  $    0  $    0  $    0
Fund Complex.............................

----------
*  Estimated
(1) As of [ ], 2007, the Federated fund complex consisted of [138] registered investment companies or series thereof.

   PROXY VOTING POLICIES AND PROCEDURES. The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES. The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

   The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

   On matters of corporate governance, generally the Adviser will vote for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

   On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

   On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; and against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

   On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

   The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

   In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES. The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Investor Responsibility Research Center (IRRC) to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of Proxy Voting Guidelines, and IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the Proxy Voting Guidelines). However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC will provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to IRRC. The Adviser's proxy voting procedures generally permit the Proxy Committee to amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever necessary to comply with the proxy voting policies.

CONFLICTS OF INTEREST. The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

   The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

   If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

   Proxy Voting Report. A report on "Form N-PX" of how the Fund votes any proxies for the period from the date of this offering ending [________], 2007 will be available through Federated's website. Go to www.federatedinvestors.com; select "Products;" select the Fund; then use the link to "Prospectuses and Regulatory Reports" to access the link to Form N-PX. Because the Fund plans to invest in U.S. Treasury securities and U.S. Government Agency debt securities, it does not expect to vote any proxies.

                     INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER. The Adviser conducts investment research and makes investment decisions for the Fund. The Advisor is a wholly-owned subsidiary of Federated. Federated Investors, Inc. is one of the largest investment managers in the United States, managing [$250] billion in assets as of _____, 2007. With [138] mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly [5,600] institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.

   The Advisory Agreement with the Adviser continues in effect for initial two year period until [ ], 2009, and from year to year so long as such renewal is approved at least annually (i) by the vote of a majority of the Independent Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding interests of the Fund. [The Fund's Administration Agreement continues in effect from year to year so long as such renewal is approved at least annually by the vote of a majority of the Fund's Trustees.] Each agreement may be terminated at any time without penalty on sixty
(60) days' written notice by the Trustees of the Fund, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of the Adviser, the Adviser shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

   Pursuant to the investment advisory agreement between the Fund and the Adviser, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [___]% of the average daily gross assets of the Fund. The Advisers has contractually agreed to reimburse the Fund to the extent total Fund expenses exceed [___]% annually. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtness for money borrowed.

   THE SUB-ADVISER. Dix Hills Partners, LLC ("Dix Hills" or the "Sub-Adviser") acts as the Fund's investment sub-adviser and provides advice and assistance in pursuing the Fund's duration strategy (the "Duration Strategy") pursuant to a sub-advisory agreement between the Adviser and Dix Hills (the "Sub-Advisory Agreement"). Dix Hills, a Delaware limited liability company, was founded in 2003 by Joseph A. Baggett. The Sub-Adviser provides its proprietary interest rate forecasting research. Dix Hills' principal office is located at 1400 Old Country Road Suite 209, Westbury, New York 11590. As of May 31, 2007, Dix Hills' had approximately $[__] of assets under management.

   Under the terms of its Sub-Advisory Agreement, Dix Hills provides advice and assistance with the development and implementation of the Fund's Duration Strategy, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by Dix Hills under the Sub-Advisory Agreement, the Adviser (and not the Fund) will pay Dix Hills an annual fee at a rate of [__]% of the assets of the Fund.

   The Sub-Advisory Agreement with Dix Hills continues until [ ], 2009 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities; and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by Dix Hills upon 3 months notice. As discussed above, Federated may terminate the Sub-Advisory Agreement with Dix Hills and directly assume responsibility for the services provided by Dix Hills upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

   The Sub-Advisory Agreement with Dix Hills provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Dix Hills is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

   PORTFOLIO MANAGERS. The portfolio managers of the Fund are Donald Ellenberger and Joseph A. Baggett. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of [ ], 200_, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. None of the Accounts has an advisory fee that is based on the performance of the account. [TO BE COMPLETED UPON AMENDMENT]

                                                NUMBER OF        TOTAL ASSETS
                                                 ACCOUNTS         OF ACCOUNTS
--------------------------------------------------------------------------------
DONALD ELLENBERGER*                                          $
Registered Investment Companies..........                    $
Other Pooled Investment Vehicles.........                    $
Other Accounts...........................                    $
JOSEPH A. BAGGETT*                                           $
Registered Investment Companies..........                    $
Other Pooled Investment Vehicles.........                    $
Other Accounts...........................                    $

*None of the Accounts has an advisory fee that is based on the performance of the account.

[None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.]

DONALD ELLENBERGER: is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

   Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's benchmark (I.E. the Lehman U.S. Treasury Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if a portfolio manager has been managing the fund for less than five years; funds with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. In addition, Donald Ellenberger serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility, and/or yield curve) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is based on Federated's senior management's assessment of team contributions.

   Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support activities, with input from sales management.

   Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense senior management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

   In addition, Mr. Ellenberger was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

   As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


   [Joseph A. Baggett:  [TO BE COMPLETED UPON AMENDMENT]
   ------------------

   Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in portfolio manager's group.

   Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

   Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: net fund flows relative to industry trends for the portfolio manager's Department, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

   As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

CODE OF ETHICS

   As required by SEC rules, the Fund, its Adviser and Sub-Adviser has each adopted a code of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Common Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

   The Code of Ethics of the fund, its Adviser and Sub-Adviser, respectively, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per Common Share of the Fund is determined no less frequently than daily, generally on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The Fund's net asset value per

Common Share is determined by [ ], in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding.

   The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices.

   The Adviser and the valuation committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities;
(v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's Valuation Committee and the Fund's Trustees.

   The Adviser uses an independent pricing service to value most loans and other debt securities at their market value. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

   Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

   Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

   All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                PORTFOLIO TRADING

   Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

   Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. There is generally no stated commission in the case of securities traded in the over-the- counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

   Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

   As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the
Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

   It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

   Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

   Research Services received by the Advisers include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

   In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

   Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

   The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

   Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                      TAXES

   [The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

   (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

   (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

   As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of
(i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax.

   If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

   Because the Fund will invest substantially in interest-bearing securities rather than in the stock of domestic corporations, dividends paid by the Fund are generally not expected to qualify for the reduced income tax rate applicable to qualified dividend income.

   The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

   Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

   Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., on obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

   Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs).

Operation of these rules may affect the character, amount and timing of distributions to shareholders. Special tax rules may also require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to avoid any possible disqualification for the special treatment afforded RICs under the Code.

    The taxation of options such as the Fund expects to write and purchase is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. With respect to a put on a security that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the amount paid to acquire the position reduces the amount realized on the underlying security in determining gain or loss. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

    As discussed above, the Fund may sell OTC options. In the case of any Fund transactions involving listed non equity options or options on futures contracts, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position which it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

    Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in securities. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

    The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds a security and an offsetting option with respect to such security or substantially identical securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of securities at a loss in a case in which identical or substantially identical securities (or an option to acquire such property) is or has been acquired within a prescribed period.

    The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the IRS.

    Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

    Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

    The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

    Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the amount received. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% (through 2010) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets or 0% for tax years beginning after December 31, 2007). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan (as defined below) or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

    An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

    Certain transactions entered into by the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs).
Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also will require the Fund to mark-to-market (i.e., treat them as sold on the last day of the taxable year) certain types of positions in its portfolio (i.e., some of the call options written by the Fund) and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor transactions, make appropriate tax elections and make appropriate entries in its books and records to avoid any possible disqualification for the special treatment afforded RICs under the Code. Option premiums received by the Fund generally (except for those subject to the mark-to-market treatment referred to above) will be recognized upon exercise, lapse or other disposition of the option and generally will result in either short-term capital gain or losses.

   Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at the current rate of up to 28%. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

   The foregoing briefly summarizes some of the material federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds the Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

STATE AND LOCAL TAXES

   Common Shareholders should consult their own tax advisers as the state or local tax consequences of investing in the Fund.]


                                OTHER INFORMATION

   The Fund is an organization of the type commonly known as a "Delaware business trust." The Fund's Declaration of Trust provides that the Trustees and officers of the Fund, on their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

   The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [               ], are the  independent  registered  public  accounting  firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                          [TO BE PROVIDED BY AMENDMENT]

                     FEDERATED ENHANCED TREASURY INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               [           ], 200_

                                     ASSETS

 Cash.............................................................
 Offering costs...................................................
 Receivable from Adviser..........................................
 Total assets.....................................................
                                 LIABILITIES
 Accrued offering costs...........................................
 Accrued organizational costs.....................................
 Total liabilities................................................
Net assets applicable to [         ] common shares of
 beneficial interest issued and outstanding.......................
NET ASSET VALUE AND OFFERING PRICE PER SHARE......................

                             STATEMENT OF OPERATIONS

         PERIOD FROM DECEMBER _, 200_ (DATE OF ORGANIZATION) THROUGH [ ], 200_

INVESTMENT INCOME.................................................    $       --
                                                                      ----------
EXPENSES
  Organization costs..............................................
  Expense reimbursement...........................................      (      )
                                                                      ----------
   Net expenses...................................................    $       --
                                                                      ----------
NET INVESTMENT INCOME.............................................    $       --
                                                                      ==========

                       See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

   The Federated Enhanced Treasury Income Fund (the "Fund") was organized as a Delaware business trust on July __, 2007, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of [ ] common shares to Adviser, the Fund's Investment Adviser.

   The Adviser,  or  an  affiliate,  has agreed to reimburse all  organizational
costs, estimated at approximately $[            ].

   The Adviser, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $[ ] per common share. The total estimated fund offering costs are $[ ], of which the Fund would pay $[ ] and the Adviser would pay $[ ] based on such estimate.

Federated Enhanced Treasury Income Fund is a newly organized, diversified, closed-end fund. The Fund's investment objective is to provide current income.

NOTE 2:  ACCOUNTING POLICIES

   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results may differ from those estimates.

   The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of [ ] common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of [ ]% of the average daily gross assets of the Fund.

NOTE 4:  FEDERAL INCOME TAXES

   The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

                                                                      APPENDIX A

                      DESCRIPTION OF SECURITIES RATINGS(+)

MOODY'S INVESTORS SERVICE, INC.

LONG-TERM DEBT SECURITIES RATINGS

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

------------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

   Should no rating be assigned, the reason may be one of the following:

      1. An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

      3. There is a lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

   NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT SECURITIES RATINGS

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

   PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

INVESTMENT GRADE

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

   Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-- rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

   NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

COMMERCIAL PAPER RATING DEFINITIONS

   A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

   A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

   A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

   A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

   C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

   D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

   A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

   AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

   A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

   BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

   B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C:  Bonds are in imminent default in payment of interest or principal.

   DDD, DD AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

   PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

   NR:  Indicates that Fitch does not rate the specific issue.

   CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

   F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

   F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

                                  * * * * * * *

   NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

   Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                     FEDERATED ENHANCED TREASURY INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                    [ ], 2007

                                 ---------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                     Federated Investment Management Company
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000
                                 1-800-341-7400

                                    CUSTODIAN
                                [               ]
                                    [ADDRESS]

                                 TRANSFER AGENT
                                [               ]
                                    [ADDRESS]

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                [               ]

                                     PART C

                                OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS:

         Included in Part A:
         Not applicable.

         Included in Part B:
         Independent Auditor's Report*
         Statement of Assets and Liabilities*
         Notes to Financial Statement*

----------------------------
*To be added by amendment.

(2) EXHIBITS:

         (a)      (1) Certificate of Trust, dated July 11, 2007 filed herewith.

                  (2) Form of Declaration of Trust filed herewith.

         (b)      Form of By-Laws filed herewith.

         (c)      Not applicable.

         (d) Form of Specimen Certificate for Common Shares of Beneficial Interest to be filed by amendment.

         (e)      Form of Dividend Reinvestment Plan to be filed by amendment.

         (f)      Not applicable.

         (g)      (1)      Form of Investment Advisory Agreement dated [      ],
                           2007, to be filed by amendment.

                  (2)      Form of Sub-Advisory Agreement dated [       ], 2007,
                           to be filed by by amendment.

         (h)      (1)      Form of Underwriting Agreement to be filed by
                           Amendment.

                  (2) Form of Master Agreement among Underwriters to be filed by amendment.

                  (3) Form of Master Selected Dealer Agreement to be filed by amendment.

         (i)      Not applicable.

         (j)      Form of Custodian Agreement to be filed by amendment.

         (k)      (1) Form of Transfer Agency Agreement to be filed by
                      amendment.

                  (2) Form of Administrations Agreement to be filed by
                      amendment.

                  (3) Organizational and Expense Reimbursement Agreement to be
                      filed by amendment.

         (l) Opinion and consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to Registrant's Common Shares to be filed by amendment.

         (m)      Not applicable.

         (n) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

         (o)      Not applicable.

         (p) Form of Initial Capital Understanding to be filed by amendment.

         (q)      Not applicable.

         (r)      (1) Code of Ethics for Access Persons for Federated
                      Investors, Inc., effective 1/1/2005, is incorporated herein by reference from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A filed with the Commission on February 25, 2005. (File Nos. 33-31602 and 811-5950).

                  (2) Code of ethics for Dix Hills Partners, LLC, to be filed by amendment.

         (s)      Power of Attorney dated [          ], 200[  ] to be filed by
                  amendment.

ITEM 26. MARKETING ARRANGEMENTS

         See Form of Underwriting Agreement to be filed by amendment.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                 $_________________
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses

                                                             ===============
Total                                                        $________________

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

         Set forth below is the number of record holders as of __________, 2007, of each class of securities of the Registrant:

Title of Class                                        Number of Record Holders
--------------                                        ------------------------

Common Shares of Beneficial
interest, par value $0.01 per share                             0

ITEM 30. INDEMNIFICATION

     The Registrant's Form of Declaration of Trust and Form of By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such court.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     For a description of the other business of the investment adviser, see the section entitled "Who Manages the Fund?" in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the investment adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the investment adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D.

Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305.

The remaining Officers of the investment adviser are:

PRESIDENT/ CHIEF EXECUTIVE OFFICER AND TRUSTEE     John B. Fisher

VICE CHAIRMAN:                                     William D. Dawson, III

SENIOR VICE PRESIDENTS                             Todd Abraham
                                                   J. Scott Albrecht
                                                   Joseph M. Balestrino
                                                   Randall Bauer
                                                   Jonathan C. Conley
                                                   Deborah A. Cunningham
                                                   Mark E. Durbiano
                                                   Donald T. Ellenberger
                                                   Susan R. Hill
                                                   Robert M. Kowit
                                                   Jeffrey A. Kozemchak
                                                   Mary Jo Ochson
                                                   Robert J. Ostrowski
                                                   Ihab Salib
                                                   Paige Wilhelm

VICE PRESIDENTS                                    Nancy J.Belz
                                                   G. Andrew Bonnewell
                                                   Hanan Callas
                                                   Jerome Conner
                                                   James R. Crea, Jr.
                                                   Karol Crummie
                                                   Lee R. Cunningham, II
                                                   B. Anthony Delserone, Jr.
                                                   William Ehling
                                                   Eamonn G. Folan
                                                   Richard J. Gallo
                                                   John T. Gentry
                                                   Kathyrn P. Glass
                                                   Patricia L. Heagy
                                                   William R. Jamison
                                                   Nathan H. Kehm
                                                   John C. Kerber
                                                   J. Andrew Kirschler
                                                   Marian R. Marinack
                                                   Kevin McCloskey
                                                   John W. McGonigle

                                                   Natalie F. Metz
                                                   Thomas J. Mitchell
                                                   Joseph M. Natoli
                                                   Bob Nolte
                                                   Mary Kay Pavuk
                                                   Jeffrey A. Petro
                                                   John Polinski
                                                   Rae Ann Rice
                                                   Brian Ruffner
                                                   Roberto Sanchez-Dahl, Sr.
                                                   John Sidawi
                                                   Michael W. Sirianni, Jr.
                                                   Christopher Smith
                                                   Kyle Stewart
                                                   Mary Ellen Tesla
                                                   Timothy G. Trebilcock
                                                   Paolo H. Valle
                                                   Stephen J. Wagner
                                                   Mark Weiss
                                                   George B. Wright

ASSISTANT VICE PRESIDENTS                          Jason DeVito
                                                   Bryan Dingle
                                                   Timothy Gannon
                                                   James Grant
                                                   Tracey L. Lusk
                                                   Ann Manley
                                                   Karl Mocharko
                                                   Joseph Mycka
                                                   Nick Navari
                                                   Gene Neavin
                                                   Liam O'Connell
                                                   Nichlas S. Tripodes

SECRETARY                                          G. Andrew Bonnewell

TREASURER                                          Thomas R. Donahue

ASSISTANT TREASURER                                Denis McAuley, III

The business address of each of the Officers of the investment adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the investment advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

REGISTRANT                                      Federated Investors Funds
                                                5800 Corporate Drive
                                                Pittsburgh, PA  15237-7000

STATE STREET BANK AND TRUST COMPANY             P.O. Box 8600
"Custodian, Transfer Agent and Dividend         Boston, MA 02266-8600
Disbursing Agent")

FEDERATED SERVICES COMPANY                      Federated Investors Tower
("Administrator")                               1001 Liberty Avenue
                                                Pittsburgh, PA  15222-3779


FEDERATED INVESTMENT MANAGEMENT
COMPANY                                         Federated Investors Tower
("Adviser")                                     1001 Liberty Avenue
                                                Pittsburgh, PA  15222-3779

DIX HILLS PARTNERS, LLC                         1400 Old Country Rd. Suite 209
("Sub-Adviser")                                 Westbury, NY  11590


ITEM 33. MANAGEMENT SERVICES

         Not applicable.

ITEM 34. UNDERTAKINGS

         1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. The Registrant undertakes that:

                  a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

                  b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Pittsburgh and the Commonwealth of Pennsylvania, on the 18th day of July 2007.



                                 FEDERATED ENHANCED TREASURY INCOME FUND


                                 By:   /s/ John B. Fisher
                                       --------------------------
                                       John B. Fisher
                                       President and Principal Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                                       Date
------------------------------        -------------------------------------      ------------------
/s/ J. Christopher Donahue            Trustee                                    July 18, 2007
--------------------------
J. Christopher Donahue

/s/ John B. Fisher                    President and Principal Executive          July 18, 2007
------------------                    Officer
John B. Fisher

/s/ Richard A. Novak                  Treasurer (and Principal Financial         July 18, 2007
--------------------                  and Accounting Officer)
Richard A. Novak

Exhibit List
------------

(a)(1) Certificate of Trust

(a)(2) Form of Declaration of Trust

(b) Form of By-Laws


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